                                                                     EXHIBIT 2.3



                               SECOND AMENDMENT TO

                           PURCHASE AND SALE AGREEMENT

         This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment"), dated as of November 1, 2001, is entered into by and among MAJESTIC INVESTOR HOLDINGS, LLC, a Delaware limited liability company ("Purchaser"); MAJESTIC INVESTOR, LLC, a Delaware limited liability company; BARDEN NEVADA GAMING, LLC, a Nevada limited-liability company; BARDEN MISSISSIPPI GAMING, LLC, a Mississippi limited liability company; BARDEN COLORADO GAMING, LLC, a Colorado limited liability company; FITZGERALDS LAS VEGAS, INC., a Nevada corporation ("FLV"); 101 MAIN STREET LIMITED LIABILITY COMPANY, a Colorado limited liability company ("FBH"); FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation ("FM" and collectively with FLV and FBH, "Sellers" and each, a "Seller"); and FITZGERALDS GAMING CORPORATION, a Nevada corporation ("Parent"). Capitalized terms not defined herein have the meanings ascribed to them in the Purchase and Sale Agreement, dated as of November 22, 2000 and thereafter amended and assigned (as so amended and assigned, the "Agreement"), by and among Purchaser, Sellers, Parent and certain Affiliates of Parent or Sellers named on the signature pages of the Agreement.

         In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. INCONSISTENCIES. If any inconsistencies exist between the provisions of this Amendment and the provisions of the Agreement, then the provisions of this Amendment shall control and supersede the inconsistent provisions of the Agreement. Unless otherwise specifically indicated, all references to Sections are to Sections of the Agreement and such Sections referred to shall include the effect of the amendments hereunder.

         2. AMENDMENTS. The Agreement is hereby amended as follows:

         A. The phrase "Employee records, personnel files," is inserted in
Section 1.01(b)(iv) between "The" and "minute books."

         B. The phrase "termination and abandonment pursuant to" is inserted in clause (i) of Section 12.02 between "other than" and "the provisions."

         C. Sections 1.01(a)(ii)(A), 1.01(a)(ii)(B), 1.01(a)(iv), 1.01(a)(v),
2.09, 2.11(a), 2.11(b), 2.19 and 6.05 of the Disclosure Schedule are hereby amended and restated in their entirety as set forth in Exhibit A hereto.

         D. All Contracts that are entered into, or the expiration dates of which are extended, by any Seller in the ordinary course of business between October 10, 2001 and the Closing Date and all Contracts that were entered into or extended by any Seller in the ordinary course of business prior to October 10, 2001, but which were not presented to the Purchaser prior to the date hereof and which do not by their terms expire before the Closing, shall be assigned to, and assumed by, Purchaser at the Closing in accordance with the corresponding provisions of

Section 1.01(a), provided that (i) prior notice of such Contracts or such extension of the expiration dates, as the case may be, was given to Purchaser and (ii) Purchaser has approved such Contracts or such extension, as the case may be, which approval shall be deemed granted if Purchaser does not object within five Business Days after receiving such prior notice. Any Contracts that are not assigned and assumed pursuant to the preceding sentence shall be assigned to, and assumed by, Purchaser if Purchaser and Sellers so agree.

         E. Sections 1.01(a)(ii)(A), 1.01(a)(ii)(B), 1.01(a)(iv), 1.01(a)(v),
2.09, 2.11(a), 2.11(b) and 2.19 of the Disclosure Schedule, to the extent applicable to each Contract assigned and assumed pursuant to Section 2.E. of this Amendment, shall be deemed amended to reflect such assignment and assumption.

         F. From October 10, 2001 until the Closing, the Sections of the Disclosure Schedules shall be deemed amended to delete any Contracts that terminate prior to the Closing.

         3. INVALID PROVISIONS. If any provision of this Amendment is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Amendment will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Amendment will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Amendment will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

         4. FULL FORCE AND EFFECT. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the parties hereto ratify and agree to be bound by all terms and provisions of the Agreement as amended hereby.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

PURCHASER:                     MAJESTIC INVESTOR HOLDINGS, LLC,
                               a Delaware limited liability company


                               By:  /s/ Don H. Barden
                                  ----------------------------------
                                  Name:  Don H. Barden
                                       -----------------------------
                                  Title: President
                                        ----------------------------

                               MAJESTIC INVESTOR, LLC,
                               a Delaware limited liability company


                               By:  /s/ Don H. Barden
                                  ----------------------------------
                                  Name:  Don H. Barden
                                       -----------------------------
                                  Title: President
                                        ----------------------------

                               BARDEN NEVADA GAMING, LLC,
                               a Nevada limited-liability company


                               By:  /s/ Don H. Barden
                                  ----------------------------------
                                  Name:  Don H. Barden
                                       -----------------------------
                                  Title: President
                                        ----------------------------

                               BARDEN MISSISSIPPI GAMING, LLC,
                               a Mississippi limited liability company


                               By:  /s/ Don H. Barden
                                  ----------------------------------
                                  Name:  Don H. Barden
                                       -----------------------------
                                  Title: President
                                        ----------------------------

                               BARDEN COLORADO GAMING, LLC,
                               a Colorado limited liability company


                               By:  /s/ Don H. Barden
                                  ----------------------------------
                                  Name:  Don H. Barden
                                       -----------------------------
                                  Title: President
                                        ----------------------------

FLV:                           FITZGERALDS LAS VEGAS, INC.,
                               a Nevada corporation


                               By:  /s/ Philip D. Griffith
                                  ----------------------------------
                                  Name:   Philip D. Griffith
                                       -----------------------------
                                  Title:
                                        ----------------------------

FBH: 101 MAIN STREET LIMITED LIABILITY COMPANY, a Colorado limited liability company doing business as "Fitzgeralds Casino Black Hawk"


                               By:  /s/ Philip D. Griffith
                                  ----------------------------------
                                  Name:  Philip D. Griffith
                                       -----------------------------
                                  Title:
                                        ----------------------------

FM:                            FITZGERALDS MISSISSIPPI, INC.,
                               a Mississippi corporation


                               By:  /s/ Philip D. Griffith
                                  ----------------------------------
                                  Name:  Philip D. Griffith
                                       -----------------------------
                                  Title:
                                        ----------------------------


PARENT:                        FITZGERALDS GAMING CORPORATION,
                               a Nevada corporation



                               By: /s/ Philip D. Griffith
                                  ----------------------------------
                                  Name: Philip D. Griffith
                                       -----------------------------
                                  Title:
                                        ----------------------------

                                    EXHIBIT A

  Amended and Restated Sections 1.01 (a)(ii)(A), 1.01 (a)(ii)(B), 1.01 (a)(iv),
   1.01(a)(v), 209, 2.11(a). 2.11(b), 2.19 and 6.05 of the Disclosure Schedule

                             SCHEDULE 1.01(a)(II)(A)

                    REAL PROPERTY LEASES - SELLERS AS LESSORS

                           FITZGERALDS LAS VEGAS, INC.


                                 CONTRACTS ADDED


                  1. Lease of Site for Communications Facilities, dated January 18, 1999, between Fitzgeralds Las Vegas, Inc. and PageNet, Inc. (now Arch Wireless, Inc.).

                  2. Site Lease Agreement, dated August 5, 1991, by and between Fitzgeralds Las Vegas Limited Partnership and McCaw Communications of Nevada, Inc. (now AT&T Wireless Services of Nevada, Inc.).

                  3. Space Lease Agreement, dated June 11, 2001, between Fitzgeralds Las Vegas, Inc. and Paramount Marketing Consultants, Inc.

                                CONTRACTS DELETED

                  4. Site Lease Agreement, dated September 9, 1999, between Fitzgeralds Las Vegas, Inc. and CommcoTec Corporation (rooftop and interior space).(1)

                                CONTRACTS AMENDED

                  5. Agreement, dated April 25, 2001, between Fitzgeralds Las Vegas, Inc. and Valley Broadcasting Company d/b/a KVBC-TV and Radio News Company.

                  6. Lease Agreement, dated January 15, 1998, between Fitzgeralds Las Vegas, Inc. and Motorola, Inc. (rooftop lease), as assumed by Pinnacle Towers, Inc. in that certain General Assignment, Bill of Sale and Assumption of Liabilities dated August 31, 1999.



---------

(1) CommcoTec Corporation, n/k/a BroadStream Corporation, commenced bankruptcy proceedings on December 18, 2000. The contract between Fitzgeralds Las Vegas, Inc. and CommcoTec was rejected pursuant to a bankruptcy court order effective August 1, 2001.

                                     AMENDED

                             SCHEDULE 1.01(a)(ii)(B)

                    REAL PROPERTY LEASES - SELLERS AS LESSEE

                           FITZGERALDS LAS VEGAS, INC.


                                 CONTRACTS ADDED

                  1. Advertising Space Lease Agreement, dated February 14, 2001, by and between The Fremont Street Experience Limited Liability Company and Fitzgeralds Casino/Holiday Inn Hotel (Block I, Directory A, panel facing west).

                                CONTRACTS AMENDED

                  2. Advertising Lease Agreement, dated June 5, 1998, by and between The Fremont Street Experience Limited Liability Company and Fitzgeralds Casino/Holiday Inn Hotel (Block 5, directory I, panel facing south, Block 5, directory J, panel facing west).

                  3. Advertising Space Lease Agreement, dated November 4, 2000, by and between The Fremont Street Experience Limited Liability Company and Fitzgeralds Casino/Holiday Inn Hotel (Block 4, directory G, panel facing south).

                  4. Advertising Space Lease Agreement, dated February 29, 2000, by and between The Fremont Street Experience Limited Liability Company and Fitzgeralds Casino/Holiday Inn Hotel (Block 5, directory J, panel facing north), as amended by Advertising Space Lease Agreement, dated February 16, 2001.

                          FITZGERALDS MISSISSIPPI, INC.

                                 CONTRACTS ADDED

                  5. Sign Lease Agreement and Addendum, dated July 1, 2001, between D.C. Parker, d.b.a. D.C. Partner Enterprises and Fitzgeralds Mississippi, Inc.

                  6. Billboard Contract t#C82l-16 and Addendum, effective April
2. 2001 between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi.
Inc.

                  7. Billboard Contract #C82l-2l, -C82l-22, C82l-23 and C82l-24 dated January 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi, Inc.

                  8. Billboard Contract #CS2l-2S and C82l-26/Addendums dated September 5, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi, Inc.

                                CONTRACTS DELETED

                  9. Sign Lease Agreement, dated January 1, 1999, between Jack
C. Roberts, d/b/a Jack C. Roberts Rentals, and Fitzgeralds Mississippi, Inc.

                  10. Billboard Contract, dated September 10, 1999, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Casino/Hotel Tunica (Contract No. C821-l6).

                  11. Billboard Contract, dated February 1, 2000, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Casino Hotel Tunica (Contract No. C82l-15).

                                CONTRACTS AMENDED

                  12. Billboard Contract, between Sanlyn Outdoor Advertising, Inc. and Fitzgerald's Casino & Hotel Tunica (renewal).

                  13. Billboard Contract #C82 1-09/Addendum, effective July 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi, Inc.

                    101 MAIN STREET LIMITED LIABILITY COMPANY

                                CONTRACTS AMENDED

                  14. Lamar Outdoor Display Advertising Agreement, dated July 14, 1997, between Innerwest Media Service and 101 Main Street LLC (Contract no.
4219), as renewed by Bulletin Contract No. 225, dated November 2, 2000.

                  15. Lamar Outdoor Display Advertising Agreement, dated July 14, 1997, between Innerwest Media Service and 101 Main Street LLC (Contract no.
4220), as renewed by Bulletin Contract No. 225, dated November 2, 2000.

                                     AMENDED

                              SCHEDULE 1.01 (a)(iv)

                               BUSINESS CONTRACTS

                    101 MAIN STREET LIMITED LIABILITY COMPANY

                                 CONTRACTS ADDED


                  1. Standard Form of Construction Agreement, dated December 27, 2000, between 101 Main Street Limited Liability Company and Restriction Corporation.

                  2. Advertising Contract, dated February 1, 2001, between Fitzgeralds Casino and Colorado Gambler (Innerwest Advertising).

                  3. Abbreviated Standard Form of Agreement, between Architect and Owner, dated January 5, 2001, between 101 Main Street Limited Company and HNTB Corporation.

                  4. Music Service Agreement, dated April 19, 2001, between Muzak, LLC and Fitzgeralds dba 101 Main.

                  5. Advertising Agreement and Addendum, dated March 16, 2001, between 101 Main dba Fitzgeralds Casino, Denver Newspaper Agency and Innerwest Advertising, as amended by Advertising Agreement and Addendum dated August 31, 2001.

                  6. Non-Exclusive Revocable License Agreement for "Wheel of Madness" and Addendum, dated February 29, 2001, between A.C. Coin & Slot Service Co., and Fitzgeralds Black Hawk.

                  7. Addendum dated March 2, 2001 to the Non-Exclusive Revocable License Agreement between A.C. Coin & Slot Service Co., Inc. and Fitzgeralds Black Hawk.

                  8. Carbon Dioxide Supply and Equipment Lease Agreement, effective March 13, 2001, between Praxair and Fitzgeralds Casino-Black Hawk and Addendum.

                  9. Monopoly Participation Agreement and Addendum, dated March 16, 2001, between Fitzgeralds Hotel and Casino and WMS Gaming, Inc.

                  10. Commercial Services Agreement, dated July 28, 2001, between Acurid and Fitzgeralds Casino.

                  11. Letter Agreement, dated May 24, 2001, between Miner's Mesa Development, LLC and Fitzgeralds Black Hawk.

                  12. CO 76024, between 101 Main Street Limited Liability Company and IGT, dated January 5, 2001 ((2) I Dream of Jeannie Machines).

                  13. Rental and Servicing of Equipment Agreement (Cam. Order No. 65630), dated June 19, 2000 between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT (Texas Tea).

                  14. Rental and Servicing of Equipment Agreement (Cam. Order No. 76023), dated January 2, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  15. Rental and Servicing of New Equipment Agreement (Cam. Order No. 9021), dated September 7, 2001 (unsigned), between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  16. Colorado Austin Powers Participation Agreement (Cam. Order No. 82006), dated April 5, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  17. Colorado Addams Family Nickel Progressive Agreement (Cam. Order No. 71585), dated January 2, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  1. Lease of Site for Communications Facilities, dated January 18, 1999, between Fitzgeralds Las Vegas, Inc. and PageNet, Inc. (now Arch Wireless, Inc.).

                  2. Site Lease Agreement, dated August 5, 1991, by and between Fitzgeralds Las Vegas Limited Partnership and McCaw Communications of Nevada, Inc. (now AT&T Wireless Services of Nevada, Inc.).

                  18. Puzzle Pays Game Series Agreement, dated February 3, 2001, between WMS Gaming Inc. and Fitzgeralds Casino.

                  19. Multi-Game Agreement, dated December 13, 1999, between Rocky Mountain Gaming-Equipment and Fitzgeralds Casino with Minimum End User License Agreement and Appendix.

                  20. Proprietary Game Lease and License Agreement, dated August 22, 2001, between Atlantic City Coin & Slot Service Company, Inc. and Fitzgeralds Casino.

                  21. Lease Agreement with an option to purchase four slot machines, dated January 4, 2001, between Vista Gaming Corp. and Fitzgeralds Casino.

                  22. Lease Agreement with an option to purchase four slot machines, dated June 15, 2001, between Vista Gaming Corp. and Fitzgeralds Casino.

                  23. Proposal from Great Western Emporium to Lease its Bonus "6" Poker table game and accepted by Fitzgeralds Casino.

                  24. Comdata ATM Debit Service Agreement, dated September 1, 1997, between Comdata Network, Inc. d/b/a Comdata Corporation and Fitzgeralds Gaming Corporation on behalf of 101 Main Street LLC (now on a month to month basis).

                  25. Advertising Insertion Order, dated February 12, 2001, between Innerwest Advertising (advertising agent for 101 Main Street) and Certified Folder Display Service, Inc.

                  26. Distribution Service Agreement, dated May 2, 2001 between Innerwest Advertising (advertising agent for 101 Main Street) and Certified Folder Display Service, Inc.

                  27. Boulder Magazine Advertising Agreement, dated July 2, 2001, between Brock Publishing and Fitzgeralds Casino.

                  28. Advertising Contract, between Loveland Publishing Corporation and Fitzgeralds Blackhawk.

                  29. Advertising Agreement, dated January 10, 2001, between Innerwest Advertising (advertising agent for 101 Main Street) and Jeffco Publishing Company, Inc.

                  30. Outdoor Display Advertising Agreement, dated December 23, 1998, between Innerwest Advertising Agency (advertising agent for 101 Main Street) and Rocky Mountain Outdoor Advertising Company.

                  31. Lease Agreement, dated March 15, 2001, between Mikohn Gaming Corporation and Fitzgeralds Casino, as amended by Addendum dated March 15, 2001.

                  32. Letter and Service Plan Attachment from Nextira LLC, dated March 30, 2001 (references renewal of annual Maintenance Contract for period of April 8, 2001 though April 7, 2002).

                                CONTRACTS DELETED

                  33. Maintenance Agreement Contract, accepted February 18, 1997, between M&M Carpet & Upholstery Cleaners and Fitzgerald's Casino.

                  34. Beta Test Agreement, dated September 20, 2001, between Mikohn Gaming Corporation and Fitzgeralds Casino.

                  35. Computer Loan Agreement, dated August 31, 1998, between Nobel/Sysco-Denver and Fitzgeralds Casino #1 (Serial No. 3449A01067, 96W 06596).

                  36. Computer Loan Agreement dated August 31, 1998, between Nobel/Sysco-Denver and Fitzgeralds Casino 42 (Premio 1209700068002, 631n00au0445, HD692CSG74F1Q1F2).

                                CONTRACTS AMENDED

                  37. Letter and Service Plan Attachment from Nextira LLC, dated March 30, 2001 (references renewal of annual Maintenance Contract for period of April 8, 2001 though April 7, 2002).

                  38. Equipment Lease Agreement, #6604025-005 dated July 30, 1999 between 101 Main Street LLC dba Fitzgerald's Casino and Mita Copystar America, Inc. and Notification of Assignment, dated January 22, 2001, from Mita Copystar America, Inc. to GE Capital.

                  39. Equipment Lease Agreement, #6604025-007 dated December 20, 1999, between 101 Main Street LLC and Mita Copystar America, Inc. and Notification of Assignment, dated January 22, 2001, from Mita Copystar America, Inc. to GE Capital.

                           FITZGERALDS LAS VEGAS, INC.

                                 CONTRACTS ADDED

                  40. Standard License Agreement, dated January 9, 2001, between Griffin Investigations, Inc. and Fitzgeralds Las Vegas, Inc.

                  41. Service Agreement, dated September 27, 2001, between Fitzgeralds Casino and ECR Sales & Service, Inc.

                  42. Sales/Lease Agreement, dated December 27, 2000, between Shuffle Master Gaming and Fitzgeralds Hotel & Casino.

                  43. Master Lease Agreement, dated October 30, 2000, between Fitzgeralds Las Vegas, Inc. dba Fitzgeralds Casino/Hotel Las Vegas and IGT.

                  44. Sales/Lease Agreement, between Shuffle Master Gaming and Fitzgeralds Hotel & Casino (License for Let it Ride Bonus(R) Table Game and Lease for Ace(R) Shuffler).

                  45. Transit Display Advertising Contract, dated February 9, 2001, between Regional Transportation Commission and Fitzgeralds Las Vegas, Inc.

                  46. Data Storage and Service Agreement, dated January 29, 2001, between Fitzgeralds Casino and Arcus Data Security, Inc.

                  47. Services Agreement, dated March 1, 2000, between Viva Las Vegas Shuttle and Fitzgeralds Las Vegas, Inc.

                  48. Transit Display Advertising Contract, dated February 9, 2001, between Regional Transportation Commission and Fitzgeralds Las Vegas, Inc.

                  49. Twelve Months Full Service Battery Replacement Agreement, dated January 4, 2001, by and between Titan Power, Inc. and Fitzgeralds Casino and Holiday Inn.

                  50. One-Year 7X24 Full Service Maintenance Agreement, dated January 4, 2001, between Titan Power Inc. and Fitzgeralds Casino & Holiday Inn.

                  51. Wide Area Network Services Agreement, dated January 18, 2001, between Bally Gaming, Inc. and Fitzgeralds Las Vegas, Inc. and Addendum (Blondie(TM) Link) as modified by that certain Agreement for Compliance, dated July 18, 2001, and that certain Hold Harmless Agreement, dated January 18, 2001.

                  52. Fremont Street Experience Sound and Light Show Sponsorship Agreement, dated February 8, 2001, between Fremont Street Experience LLC and Fitzgeralds Casino Holiday Inn.

                  53. Lease Agreement, dated April 25, 2001, between Fitzgeralds Las Vegas and Dollar Rent A Car Systems, Inc.

                  54. Service Agreement, dated April 20, 2001, between Flowers Plus Inc. and Fitzgeralds Las Vegas, Inc.

                  55. Fremont Street Experience Sound and Light Show Sponsorship Agreement and Addendum, dated February 8, 2001, between Fitzgeralds Casino! Holiday Inn and Fremont Street Experience LLC, (7 p.m. show).

                  56. Fremont Street Experience Sound and Light Show Sponsorship Agreement and Addendum, dated February 8, 2001, between Fitzgeralds Casino! Holiday Inn and Fremont Street Experience LLC, (10 p.m. show).

                  57. Rental Agreement, dated March 21, 2001, between Network Pagers, Inc. and Fitzgeralds Las Vegas, Inc.

                  58. Extended Warranty, dated June 24, 2001, between Nevada MPI, Inc. and Fitzgeralds Hotel Casino.

                  59. Agreement dated July 24, 2001 between The Stamp Vender and Fitzgeralds Las Vegas, Inc.

                  60. Service Agreement and Addendum, dated June 1, 2001, between Fitzgeralds Las Vegas, Inc. dba Fitzgeralds Casino/Hotel and Complient.

                  61. Subscriber Agreement and Addendum, dated July 1, 2001, between Promotions on Hold and Fitzgeralds Las Vegas, Inc.

                  62. Master Lease Agreement, dated October 30, 2000, between Fitzgeralds Las Vegas, Inc. dba Fitzgeralds Casino/Hotel Las Vegas and IGT.

                  63. Product Maintenance Agreement, dated September 15, 1992, between Fitzgeralds Casino and Hotel and Eagle Mailing Systems.

                  64. Administrative Service Agreement, dated January 1, 2001, between Fitzgeralds Las Vegas, Inc. and Employers Unity.

                  65. Authorized Provider Agreement, dated June 11, 2001, between Fitzgeralds Casino & Hotel and the American Red Cross.

                  66. Letter Agreement, dated November 9, 1995, between Coca-Cola Fountain and Fitzgeralds Las Vegas, Inc., as modified by letter dated January 22, 2001. (Agreement is now month to month).

                  67. Austin Powers Participation Agreement and Addendum (CO #80460) dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc.

                  68. Austin Powers Participation Agreement and Addendum (CO #80465) dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc.

                                CONTRACTS DELETED

                  69. Service Proposal and Agreement, dated July 17, 1995, between Fitzgerald's Las Vegas and Gibbens Company, Inc. (now Gates-McDonald).

                  70. License Agreement, dated September 11, 1995, between Holiday Inns Franchising, Inc. and Fitzgerald's Las Vegas, Inc.

                  71. Forsythe-Francis Advertising, month to month basis (billed for work done prior month).

                  72. Preventative Maintenance Agreement, dated December 8, 1999, between Fitzgerald's Hotel & Casino and Money Processing, Inc.

                  73. Medallion Service Agreement, dated August 25, 1998, between Fitzgerald's Las Vegas Limited Partnership and York.

                  74. Grease Trap Maintenance Agreement, dated January 17, 2000, between Fitzgerald's Hotel & Casino and Abe's Plumbing.

                  75. Participation Agreement, dated February 28, 1997, between Mikohn Nevada and Fitzgerald's Casino Hotel (Slot Mini Bertha Triple Diamond 3 Coin, Slot Mini Bertha 5 times play 3 coin).

                  76. Agreement of Sale, dated July 22, 1997, between Shuffle Master, Inc., d/b/a Shuffle Master Gaming (Seller), and Fitzgerald's Casino Hotel, d/b/a Fitzgeralds Casino Hotel (Purchaser).

                  77. Revocable License Agreement "Wheel of Keno," dated October 18, 1999, between A.C. Coin-Nevada and Fitzgerald's Las Vegas, Inc.

                  78. Nevada Addams Family Nickel Progressive Agreement (COM Order No. 63735), dated May 11, 2000, by and between IGT and Fitzgeralds Casino/Hotel d/b/a Fitzgeralds Casino/Hotel Las Vegas.

                  79. CO 64283, dated July 24, 2000, between IGT and Fitzgeralds Casino/Hotel (Royalty Fee for Barbara Eden).

                  80. Professional Vehicle Lease Agreement, dated April 6, 1999, between Capital Alliance Financial Services, a division of Prime Leasing, Inc. and Fitzgeralds Las Vegas, Inc. for 1999 Lincoln Limousine as modified by that certain Addendum to Professional Vehicle Lease Agreement, insurance requirements and conditions of acceptance for returned vehicles dated April 17, 1999.

                  81. Lease Agreement, dated June 6, 1996, between Williams Telecommunications Systems, Inc. and Fitzgeralds Las Vegas, Inc., dba Fitzgeralds Casino and Hotel, Las Vegas.

                  82. Sales Contract Number SC7446LV, dated June 5, 1996, between MICROS SYSTEMS, INC. and Fitzgeralds Casino/Hotel Las Vegas and Addendum as sold to Ravera Leasing.

                  83. Lease, dated July 6, 1996, between Fitzgeralds Las Vegas, Inc. and Ravera Leasing Corporation and Assignment, dated July 16, 1996, from Ravera Leasing Corporation to BSB Leasing (assignments of two leases).

                  84. Sale/Lease Agreement, dated September 9, 2000, between Fitzgerald's Casino and Shuffle Master Gaming (includes license for Press Your Luck(TM) video slant tops and sale of small Press Your Luck Sign).

                  85. Three Year Maintenance Agreement, dated February 1, 1998, between Fitzgeralds Holiday Inn Casino and Titan Power, Inc. (unsigned by Fitzgeralds).

                  86. REEL `EM IN(R) CAST FOR CASH(TM) Lease Agreement with Option to Purchase, dated July 19, 2000, between WMS Gaming Inc. and Fitzgeralds Las Vegas, Inc., dba Fitzgeralds Casino Hotel.

                                CONTRACTS AMENDED

                  87. Destruction Agreement, dated February 26, 2001, between Fitzgerald's Hotel & Casino and Secured Fibres, Inc. (now month to month)

                  88. Service Agreement, dated September 1, 1999, between Williams Communications Solutions, LLC (now Nextira LLC) and Fitzgerald's Las Vegas Inc. and Addendum as renewed by letter dated September 4, 2001.

                  89. Playing Card Purchase Contract, dated February 27, 2001, between GEMACO Playing Card Company and Fitzgerald's Las Vegas, Inc.

                  90. Multi-Game Agreement, dated January 28, 1998, between Anchor Games(TM) and Fitzgerald's Las Vegas, Inc., d/b/a Fitzgerald's Casino Hotel, as modified by the following: that certain Video Wheel of Fortune(R) Participation Appendix-Nevada to Anchor Games(TM) MultiGame Agreement, dated October 15, 1999; (2) that certain Totem Pole(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated January 10, 2000, that certain Totem Pole(TM) Additional Equipment Addendum, dated August 23, 2000; (3) that certain Money Mine(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated October 26, 1999; (4) that certain Pick-n-Pop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated January 6, 2000; (5) that certain I Dream of Jeannie(TM) Appendix-Lease/Participation to Anchor Games(TM) Multi-Game Agreement, dated October 12, 2000; (6) that certain Flip Flop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated October 25, 2000; (7) that certain Big Wheel of Gold(TM) Appendix - Participation to Anchor Games(TM) Multi-Game Agreement, dated November 10, 2000; (8) that certain Anchor Video conversion Kit Flat Lease Appendix, dated March 30, 2001 (6 Flip-Flop Gaming Devices); (9) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement (6 Pick-n-Pop gaming devices); (10) that certain Barcrest Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001 (4 Barcrest Gaming Devices); (11) that certain 2nd Chance 7'S(TM) Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001; (12) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement, dated February 7, 2001; and (13) that certain Totem Pole Appendix - Participation, dated March 30, 2001 (6 Totem Pole gaming devices).

                  91. Participation Agreement, dated October 14, 1999, between Fitzgerald's Hotel & Casino and Mikohn Gaming for five Yahtzee games.

                  92. Preventive Maintenance Inspection Agreement, dated August 21, 2000, by and between Fitzgeralds and Cummins-Allison Corp. as renewed by invoice dated August 20, 2001.

                  93. Service Order and Agreement, dated April 28, 2000 between NextLink and Fitzgeralds Casino Hotel, Certificate of Insurance for NextLink and Building Access Agreement, dated May 17, 2000, between Gery R. Dohter, Georgia MaKeever, Jacqueline Trahan, Carolyn Pressman, the John 0. Kramer 1931 Trust and Telecommunications of Nevada, LLC, d/b/a NextLink Nevada (now X/O Communications) (unsigned), as renewed by Right of Entry and License Agreement, dated June 8, 2001, between X/O Communications and Fitzgeralds Las Vegas.

                  94. Lease Agreement-Building Systems, dated February 17, 1999, by and between Simplex Time Recorder Co. and Fitzgeralds Las Vegas, Inc., as amended by letter dated August 8, 2000.

                  95. Rental and Servicing of Equipment (Coin Order No. 64252), between IGT and Fitzgeralds Casino/Hotel Las Vegas, Inc. d/b/a Fitzgeralds Casino/Hotel Las Vegas (now Cleopatra).

                          FITZGERALDS MISSISSIPPI, INC.

                                 CONTRACTS ADDED

                  96. Agreement for Service, dated October 11, 1998, by and between Entergy Mississippi, Inc. and Fitzgeralds Mississippi Inc., d/b/a Fitzgeralds Casino Tunica.

                  97. Service Plan Agreement, dated October 23, 2000, between VingCard, Inc. and Fitzgeralds Casino.

                  98. IGT Software Maintenance Agreement, dated April 4, 1995, between IGT and Fitzgeralds Casino.

                  99. License and Maintenance Agreement, dated December 4, 2000, between Advanced Casino Systems Corporation and Fitzgeralds-Casino Tunica and Addendum to Agreement, dated December 4, 2000.

                  100. Contract for the Sale of Newspapers, dated January 4, 2001, between the Memphis Publishing Company and Fitzgeralds Casino Hotel.

                  101. Mississippi Jeopardy! Nickel Progressive Agreement (Coin. Order No. 72542), dated January 5, 2001, between LGT and Fitzgeralds Mississippi. Inc. d/b/a Fitzgeralds Tunica, and addendum, dated February 22, 2001.

                  102. Multi-Game Agreement, dated January 15, 1999, between Anchor Coin. dba Anchor Games and Fitzgeralds Casino as amended by that certain Barcrest(TM) Appendix-Flat Lease, dated December 6, 2000, as amended by that certain Totem Pole(TM) Appendix Flat Lease, dated March 7, 2001, as amended by that certain I Dream of Jeannie(TM) Appendix Flat Lease, dated February 7, 2001, as amended by that certain Big Wheel Appendix, dated February 7, 2001, as amended by that certain Totem Pole(TM) Appendix-Flat Lease, dated February 17, 1999, as amended by that certain I Dream of Jeannie Appendix Flat Lease, dated June 1, 2001 between Anchor Games and Fitzgeralds Casino

                  103. Key Market Newspaper Insert Agreement, between Combs & Company and Fitzgeralds Casino (includes insert program participation agreement).

                  104. Total Copy Management Agreement (Agreement #40542l2-00l), between GE Capital Corporation and Fitzgeralds Mississippi, Inc. dba Fitzgeralds Casino, as modified by that certain Addendum to Equipment Lease.

                  105. Memorandum of Agreement, dated February 9, 2001, between Brinks, Inc. and Fitzgeralds Mississippi, Inc.

                  106. Music Performance Agreement, dated March 6, 2001, between Fitzgeralds Mississippi, Inc. dba Fitzgeralds Casino Hotel and BMI.

                  107. Mississippi Wheel of Fortune Half Dollar Progressive Agreement (CO number 78253) dated May 2, 2001, between LGT and Fitzgeralds Tunica and Addendum.

                  108. Mississippi-Austin Powers Rental and Servicing Agreement (CO number 82028) dated May 2, 2001, between IGT and Fitzgeralds Tunica and Addendum.

                  109. Landscape Contract, dated May 21, 2001, between Proturf-Power Sweepers, Inc. and Fitzgeralds Mississippi, Inc.

                  110. Purchaser's Contract Agreement, dated April 12, 2001, between Fitzgeralds Mississippi, Inc. and the Legends of Doo Wop, through representation by T. Skorman Productions.

                  111. Service Contract/Addendum for Chipper Champ Serial Number 1134, dated June 21, 2001, between TCS America, Inc. and Fitzgeralds Mississippi, Inc.

                  112. Service Contract/Addendum for 2 Winning Number Roulette Displays, dated June 21, 2001, between TCS America, Inc. and Fitzgeralds Mississippi, Inc.

                  113. Maintenance Agreement and Addendum, dated July 6, 2001, between Glory (USA) and Fitzgeralds Mississippi, Inc.

                  114. Confidential Lease/Purchase Security Agreement and Addendum, dated June 7, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  115. Wide Area Network Services, Product Description - Millionaire Sevens(TM) and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  116. Wide Area Network Services, Product Description - Blondie(TM) Link and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  117. Agreement and Addendum (SO 15059), dated July 12, 2001, between WMS Gaming and Fitzgeralds Casino.

                  118. Confidential Lease/Purchase Security Agreement and Addendum, dated September 4 2001, between B ally Gaming, Inc. and Fitzgeralds Casino Tunica.

                  119. PUZZLE Pays(TM) Game Series Lease Agreement, dated October 19, 2000, between WMS Gaming Inc. and Fitzgeralds Inc. doing business as Fitzgeralds Casino.

                  120. Standard Licensing Agreement, dated September 17, 2001, between Griffin Investigations, Inc. and Fitzgeralds Mississippi, Inc. and Addendum.

                  121. Software License Agreement, dated May 5, 1995, between Fitzgeralds Tunica and IGT.

                  122. IGT Software License Agreement (CO 20748), between Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Tunica and IGT.

                  123. Novell Network Software License Agreement.

                  124. Netware(R) Software Upgrade License.

                  125. General License Agreement - Restaurants, Taverns, Nightclubs and Similar Establishments, dated May 26, 1994, between Polk Landing Entertainment Corporation dba Fitzgeralds Casino Tunica, and the American Society of Composers, Authors and Publishers.

                  126. Proprietary Game Lease and License Agreement, dated February 22, 2000, between Atlantic City Coin and Slot Service Company, Inc. and Fitzgeralds Casino, as amended on February 9,2001.

                  127. Riverboat Excursion License, dated August 15, 2001, between Fitzgeralds Mississippi, Inc. and Mississippi Riverboat Company, LLC.

                                CONTRACTS DELETED

                  128. Sun Group Services, Inc. Landscape Maintenance Contract and Agreement for Compensation for Fitzgeralds Casino Hotel, Tunica, dated November 1, 2000. Contracts Amended

                  129. SESAC, Inc. Performance License for Restaurants, Nightclubs and Taverns, dated August 14, 2001, between SESAC, Inc. and Fitzgeralds Mississippi, Inc.

                  130. Non-Exclusive Revocable License Agreement "21Madne$$", dated January 21, 1999, between Atlantic City Coin & Slot Service Company and Fitzgerald's Casino as modified by those certain Letter Addenda, dated February 22, 2001, April 20, 2001 and September 25, 2001.

                  131. License Agreement, dated March 15, 2000, between Fitzgeralds Casino Tunica, Inc. and IGT for the use of IGT's E-Prom Programs.

                  132. Multi-Game Agreement, dated January 15, 1998, between Anchor Coin, dba Anchor Games and Fitzgeralds Casino as amended by that certain Wheel of Gold Appendix-Flat Lease, dated January 18, 1999.

                  133. Preventative Maintenance Service Agreement, dated September 21, 2000, between Elliott Data Systems, Inc. and Fitzgeralds Casino.

                                     AMENDED

                               SCHEDULE 1.01(a)(v)

                          INTANGIBLE PERSONAL PROPERTY

                    101 MAIN STREET LIMITED LIABILITY COMPANY

                                 CONTRACTS ADDED


                  1. Monopoly Participation Agreement and Addendum, dated March 16, 2001, between Fitzgeralds Hotel and Casino and WMS Gaming, Inc.

                  2. Colorado Austin Powers Participation Agreement (Corn. Order No. 82006), dated April 5, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  3. IGT - 50 Play Poker License Agreement (Corn Order No. 90211), between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  4. Puzzle Pays Game Series Agreement, dated February 3, 2001, between WMS Gaming Inc. and Fitzgeralds Casino.

                  5. Multi-Game Agreement, dated December 13, 1999, between Rocky Mountain Gaming Equipment and Fitzgeralds Casino with Minimum End User License Agreement and Appendix.

                  6. Proprietary Game Lease and License Agreement, dated August 22, 2001, between Atlantic City Coin & Slot Service Company, Inc. and Fitzgeralds Casino.

                  7. Non-Exclusive Revocable License Agreement for "Wheel of Madness" and Addendum, dated February 29, 2001, between A.C. Coin & Slot Service Co., and Fitzgeralds Black Hawk.

                  8. Colorado Addams Family Nickel Progressive Agreement (Coin. Order No. 71585), dated January 2, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                           FITZGERALDS LAS VEGAS, INC.

                                 CONTRACTS ADDED

                  9. Standard License Agreement, dated January 9, 2001, between Griffin Investigations, Inc. and Fitzgeralds Las Vegas, Inc.

                  10. Sales/Lease Agreement, between Shuffle Master Gaming and Fitzgeralds Hotel and Casino (License for Let it Ride Bonus(R) Table Game and Lease for Ace(R) Shuffler).

                  11. Wide Area Network Services Agreement, dated January 18, 2001, between Bally. Gaming, Inc. and Fitzgeralds Las Vegas, Inc. and Addendum (Blondie(TM) Link) as modified by that certain Agreement for Compliance, dated July 18, 2001, and that certain Hold Harmless Agreement, dated January 18, 2001.

                  12. Master Lease Agreement dated October 30, 2000, between Fitzgeralds Las Vegas, Inc. d/b/a Fitzgeralds Casino Hotel Las Vegas and IGT.

                  13. Lease Agreement-Building Systems, dated February 17, 1999, by and between Simplex Time Recorder Co. and Fitzgeralds Las Vegas, Inc., as amended by Letter dated August 8, 2000.

                  14. Austin Powers Participation Agreement and Addendum (CO #80460) dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc.

                  15. Austin Powers Participation Agreement and Addendum (CO #80465) dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc.

                  16. Sales/Lease Agreement, dated December 27, 2000, between Shuffle Master Gaming and Fitzgeralds Hotel & Casino Contracts Deleted

                  17. Master Technology Agreement, dated February 12, 1997, between Holiday Inns, Inc. and Fitzgerald's Las Vegas, Inc.

                  18. License Agreement, dated September 11, 1995, between Holiday Inns Franchising, Inc. and Fitzgerald's Las Vegas, Inc.

                  19. Lease Agreement, dated June 6, 1996, between Williams Telecommunications Systems, Inc. and Fitzgeralds Las Vegas, Inc., dba Fitzgeralds Casino & Hotel, Las Vegas.

                  20. Sale/Lease Agreement, dated September 9, 2000, between Fitzgerald's Casino and Shuffle Master Gaming (includes license for Press Your Luck(TM) video slant tops and small Press Your Luck sign).

                  21. Revocable License Agreement "Wheel of Keno," dated October 18, 1999, between A.C. Coin-Nevada and Fitzgerald's Las Vegas, Inc.

                  22. Nevada Addams Family Nickel Progressive Agreement (COM Order No. 63735), dated May 11, 2000, by and between IGT and Fitzgeralds Casino/Hotel d/b/a Fitzgeralds Casino/Hotel Las Vegas.

                  23. REEL 'EM IN(R) CAST FOR CASH(TM) Lease Agreement with Option to Purchase, dated July 19, 2000, between WMS Gaming Inc. and Fitzgeralds Las Vegas, Inc., dba Fitzgeralds Casino Hotel.

                                CONTRACTS AMENDED

                  24. Multi-Game Agreement, dated January 28, 1998, between Anchor Games(TM) and Fitzgerald's Las Vegas, Inc., d/b/a Fitzgeralds Casino Hotel, as modified by the following: that certain Video Wheel of Fortune(R) Participation Appendix-Nevada to Anchor Games(TM) MultiGame Agreement, dated October 15, 1999; (2) that certain Totem Pole(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated January 10, 2000; (3) that certain Money Mine(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated October 26, 1999; (4) that certain Pick-n-Pop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated January 6, 2000; (5) that certain I Dream of Jeannie(TM) Appendix-Lease/Participation to Anchor Games(TM) Multi-Game Agreement, dated October 12, 2000; (6) that certain Flip Flop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated October 25, 2000; (7) that certain Big Wheel of Gold(TM) Appendix - Participation to Anchor Games(TM) Multi-Game Agreement, dated November 10, 2000; (8) that certain Anchor Video conversion Kit Flat Lease Appendix, dated March 30, 2001 (6 Flip-Flop Gaming Devices); (9) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement (6 Pick-n-Pop gaming devices); (10) that certain Barcrest Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001 (4 Barcrest Gaming Devices); (11) that certain 2nd Chance 7's(TM) Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001; (12) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement, dated February 7, 2001; and (13) that certain Totem Pole Appendix - Participation, dated March 30, 2001 (6 Totem Pole gaming devices).

                  25. Rental and Servicing of Equipment (Coin Order No. 64252), between IGT and Fitzgeralds Casino/Hotel Las Vegas, Inc. d/b/a Fitzgeralds Casino/Hotel Las Vegas (now Cleopatra).

                          FITZGERALDS MISSISSIPPI, INC.

                                 CONTRACTS ADDED

                  26. License and Maintenance Agreement, dated December 4, 2000, between Advanced Casino Systems Corporation and Fitzgeralds-Casino Tunica and Addendum to Agreement, dated December 4, 2000.

                  27. Service Contract/Addendum for Chipper Champ Serial Number 1134, dated June 21, 2001, between TCS America, Inc. and Fitzgeralds Mississippi, Inc.

                  28. Service Contract/Addendum for 2 Winning Number Roulette Displays, dated June 21, 2001 between TCS American, Inc. and Fitzgeralds Mississippi, Inc.

                  29. Confidential Lease/Purchase Security Agreement and Addendum, dated June 7, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  30. Wide Area Network Services, Product Description - Millionaire Sevens(TM) and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  31. Wide Area Network Service, Product Description - Blondie(TM) Link and Addendum, dated June. 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  32. Agreement and Addendum (S0l5054), dated July 12, 2001, between WMS Gaming and Fitzgeralds Casino.

                  33. Confidential Lease/Purchase Security Agreement and Addendum, dated September 4, 2001, between Bally Gaming, Inc. and Fitzgeralds Casino Tunica.

                  34. Mississippi Jeopardy! Nickel Progressive Agreement (Coin. Order No. 72542), dated January 5, 2001, between IGT and Fitzgeralds Mississippi, Inc.. d/b/a Fitzgeralds Tunica.

                  35. Multi-Game Agreement, dated January 15, 1999, between Anchor Coin, dba Anchor Games and Fitzgeralds Casino as amended by that certain Barcrest(TM) Appendix-Flat Lease, dated December 6, 2000, as amended by that certain Totem Pole(TM) Appendix Flat Lease, dated March 7, 2001, as amended by that certain I Dream of Jeannie(TM) Appendix Flat Lease, dated February 7, 2001, as amended by that certain Big Wheel Appendix, dated February 7, 2001, as amended by that certain Totem Pole(TM) Appendix-Flat Lease, dated February 17, 1999, as amended by that certain I Dream of Jeannie Appendix- Flat Lease, dated June 1, 2001 between Anchor Games and Fitzgeralds Casino.

                  36. Music Performance Agreement, dated March 6, 2001, between Fitzgeralds Mississippi, Inc. dba Fitzgeralds Casino Hotel and BMI.

                  37. Mississippi Wheel of Fortune Half Dollar Progressive Agreement (CO number 78253) dated May 2, 2001, between IGT and Fitzgeralds Tunica and Addendum.

                  38. Mississippi-Austin Powers Rental and Servicing Agreement (CO number 82028) dated May 2, 2001, between IGT and Fitzgeralds Tunica and Addendum.

                  39. Standard Licensing Agreement, dated September 17, 2001, between Griffin Investigations, Inc. and Fitzgeralds Mississippi, Inc. and Addendum.

                  40. Software License Agreement, dated May 5, 1995, between Fitzgeralds Tunica and LGT.

                  41. IGT Software License Agreement (CO 20748), between Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Tunica and IGT.

                  42. Novell Network Software License Agreement.

                  43. Netware(R) Software Upgrade License.

                  44. General License Agreement - Restaurants, Taverns, Nightclubs and Similar Establishments, dated May 26, 1994, between Polk Landing Entertainment Corporation dba Fitzgeralds Casino Tunica, and the American Society of Composers, Authors and Publishers.

                  45. Proprietary Game Lease and License Agreement, dated February 22, 2000, between Atlantic City Coin and Slot Service Company, Inc. and Fitzgeralds Casino, as amended on February 9, 2001.

                                CONTRACTS DELETED

                  46. Mississippi Dollars Deluxe Progressive Agreement, dated July 5, 1995 (S/0 #106620), between IGT and Polk Landing Entertainment Corporation.

                                CONTRACTS AMENDED

                  47. Non-Exclusive Revocable License Agreement "21 Madne$$", dated January 21, 1999, between Atlantic City Coin & Slot Service Company and Fitzgerald's Casino as modified by those certain Letter Addenda, dated February 22, 2001, April 20, 2001 and September 25, 2001.

                  48. Additional software licenses:

                    101 MAIN STREET LIMITED LIABILITY COMPANY

                  Software Title                            Version
                  --------------                            -------

                  Infinium Application Manager                 2.1
                  Infinium HR/Payroll                          9.1
                  Infinium General Ledger                     11.0
                  Infinium Payable Ledger                     11.0
                  Infinium Global Taxation                    11.0
                  Infinium Income                              3.5
                  Infinium Query                               2.0


                                CONTRACTS AMENDED

                  49. SESAC, Inc. Performance License for Restaurants, Nightclubs and Taverns, dated August 14, 2001, between SBSAC, Inc. and Fitzgeralds Mississippi, Inc.

                  50. License Agreement, dated March 15, 2000, between Fitzgeralds Casino Tunica, Inc. and IGT for the use of IGT's B-Prom Programs.

                  51. Multi-Game Agreement, dated January 15, 1998, between Anchor Coin, dba Anchor Games and Fitzgeralds Casino as amended by that certain Wheel of Gold Appendix-Flat Lease, dated January 18, 1999.

                  52. Additional Software licenses:

                          FITZGERALDS MISSISSIPPI, INC.

                  Licensor          Software Title                     Version
                  --------          --------------                     -------

                  IBM               AS/400 Operating                   Version 4, Release 5,
                                    System                             Modification Level .0
                  Advanced Casino   Casino Cage, Player                Version 4, Release 2
                  System Corp.      Tracking                           Mod. Lvl. 9
                  Infinium          Application Manager                Release 2.1
                                    AM/Server
                                    GT Global Taxation
                                    PL Payables Ledger
                                    GL General Ledger                  Rel/Mod. 11.0A
                                    JR Income Reporting                Release 3.5
                                    2000
                                    PE Personnel
                                    PY Payroll                         Release 9.1
                  IGT               IGT Smart System                   Version 2.5, Rel. 2
                  Micros            Point of Sale System               8700 Application
                  HIS               Hotel Application                  Version 2.40
                                    System
                  Novell            Network                            Version 4.11
                  Novell            Groupwise Email                    Version 4.11

                  53. Additional software licenses:

                                    LAS VEGAS

                           Software Title                              Version
                           --------------                              -------

                           IBM                                         OS/4OO V4R4MO
                           Lodging Gaming System                       Accounts Payable
                                                                       Accounts Receivable
                                                                       Customer Database/Marketing
                                                                       Cage and Credit
                                                                       ECAP
                                                                       Gaming
                                                                       General Ledger
                                                                       Hotel
                                                                       Income Journals
                                                                       OLS (Online Slots)
                                                                       Player Tracking
                                                                       Payroll
                                                                       Vault Management
                                                                       W2G
                           SDD                                         TCM/400 (Call Accounting)
                           Shift4
                           IGT Smart System
                           XpertX
                           Micros                                      Point of Sale

                                     AMENDED

                                  SCHEDULE 2.09

                    TANGIBLE PERSONAL PROPERTY TITLE MATTERS

                    101 MAIN STREET LIMITED LIABILITY COMPANY

                                 CONTRACTS ADDED


                  1. Non-Exclusive Revocable License Agreement for "Wheel of Madness", dated February 29, 2001, between A.C. Coin & Slot Service Co., and Fitzgeralds Black Hawk.

                  2. Addendum dated March 2, 2001 to the Non-Exclusive Revocable License Agreement between A.C. Coin & Slot Service Co., Inc. and Fitzgeralds Black Hawk.

                  3. Carbon Dioxide Supply and Equipment Lease Agreement, effective March 13, 2001, between Praxair and Fitzgeralds Casino-Black Hawk and Addendum.

                  4. Monopoly Participation Agreement and Addendum, dated March 16, 2001, between Fitzgeralds Hotel and Casino and WMS Gaming, Inc.

                  5. Rental and Servicing of Equipment Agreement (Coin. Order No. 65630), dated June 19, 2000 between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT (Texas Tea).

                  6. Rental and Servicing of Equipment Agreement (Corn. Order No. 76023), dated January 2, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  7. Rental and Servicing of New Equipment Agreement (Corn. Order No. 9021), dated September 7, 2001 (unsigned), between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  8. Colorado Austin Powers Participation Agreement (Coin. Order No. 82006), dated April 5, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and LGT.

                  9. Colorado Addams Family Nickel Progressive Agreement (Corn. Order No. 71585), dated January 2, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  10. IGT - 50 Play Poker License Agreement (Corn Order No. 90211), between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and LGT.

                  11. Puzzle Pays Game Series Agreement, dated February 3, 2001, between WMS Gaming Inc. and Fitzgeralds Casino.

                  12. Multi-Game Agreement, dated December 13, 1999, between Rocky Mountain Gaming Equipment and Fitzgeralds Casino with Minimum End User License Agreement and Appendix.

                  13. Proprietary Game Lease and License Agreement, dated August 22, 2001, between Atlantic City Coin & Slot Service Company, Inc. and Fitzgeralds Casino.

                                CONTRACTS AMENDED

                  14. Equipment Lease Agreement, #6604025-005 dated July 30, 1999 between 101 Main Street LLC dba Fitzgerald's Casino and Mita Copystar America, Inc. and Notification of Assignment, dated January 22, 2001, from Mita Copystar America, Inc. to GE Capital.

                  15. Equipment Lease Agreement, #6604025-007 dated December 20, 1999, between 101 Main Street LLC and Mita Copystar America, Inc. and Notification of Assignment, dated January 22, 2001, from Mita Copystar America, Inc. to GE Capital.

                           FITZGERALDS LAS VEGAS, INC.

                                 CONTRACTS ADDED

                  16. Standard License Agreement, dated January 9, 2001, between Griffin Investigations, Inc. and Fitzgeralds Las Vegas, Inc.

                  17. Sales/Lease Agreement, between Shuffle Master Gaming and Fitzgeralds Hotel and Casino (License for Let it Ride Bonus(R) Table Game and Lease for Ace(R) Shuffler).

                  18. Austin Powers Participation Agreement and Addendum (CO #80460) dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc.

                  19. Austin Powers Participation Agreement and Addendum (CO #80465) dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc.

                  20. Sales/Lease Agreement, dated December 27, 2000, between Shuffle Master Gaming and Fitzgeralds Hotel & Casino.

                  21. Sales/Lease Agreement, between Shuffle Master Gaming and Fitzgeralds Hotel & Casino (License for Let it Ride Bonus(R) Table Game and Lease for Ace(R) Shuffler).

                                CONTRACTS DELETED

                  22. License Agreement, dated September 11, 1995, between Holiday Inns Franchising, Inc. and Fitzgerald's Las Vegas, Inc.

                  23. Revocable License Agreement "Wheel of Keno," dated October 18, 1999, between A.C. Coin-Nevada and Fitzgerald's Las Vegas, Inc.

                                CONTRACTS AMENDED

                  24. Rental and Servicing of Equipment (Coin Order No. 64252), between IGT and Fitzgeralds Casino/Hotel Las Vegas, Inc. d/b/a Fitzgeralds Casino/Hotel Las Vegas (now Cleopatra).

                          FITZGERALDS MISSISSIPPI, INC.

                                 CONTRACTS ADDED

                  25. Multi-Game Agreement, dated January 15, 1999, between Anchor Coin, dba Anchor Games and Fitzgeralds Casino as amended by that certain Barcrest(TM) Appendix-Flat Lease, dated December 6, 2000, as amended by that certain Totem Pole(TM) Appendix Flat Lease, dated March 7, 2001, as amended by that certain I Dream of Jeannie(TM) Appendix Flat Lease, dated February 7, 2001, as amended by that certain Big Wheel Appendix, dated February 7, 2001, as amended by that certain Totem Pole(TM) Appendix-Flat Lease, dated February 17, 1999, as amended by that certain I Dream of Jeannie-Flat Lease, dated June
1, 2001.

                  26. Total Copy Management Agreement (Agreement #4054212-001), between GE Capital Corporation and Fitzgeralds Mississippi, Inc. dba Fitzgeralds Casino, as modified by that certain Addendum to Equipment Lease.

                  27. Wide Area Network Services, Product Description - Millionaire Sevens(TM) and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  28. Wide Area Network Services, Product Description - Blondie(TM) Link and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  29. Software License Agreement, dated May 5, 1995, between Fitzgeralds Tunica and IGT.

                  30. IGT Software License Agreement (CO 20748), between Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Tunica and IGT.

                  31. Novell Network Software License Agreement.

                  32. Netware(R) Software Upgrade License.

                  33. General License Agreement - Restaurants, Taverns, Nightclubs and Similar Establishments, dated May 26, 1994, between Polk Landing Entertainment Corporation dba Fitzgeralds Casino Tunica, and the American Society of Composers, Authors and Publishers.

                  34. Proprietary Game Lease and License Agreement, dated February 22, 2000, between Atlantic City Coin and Slot Service Company, Inc. and Fitzgeralds Casino, as amended on February 9, 2001.

                                CONTRACTS AMENDED

                  35. Non-Exclusive Revocable License Agreement "2lMadne$$", dated January 21, 1999, between Atlantic City Coin & Slot Service Company and Fitzgerald's Casino as modified by those certain Letter Addenda, dated February 22, 2001, April 20, 2001 and September 25, 2001.

                  36. License Agreement, dated March 15, 2000, between Fitzgeralds Casino Tunica, Inc. and IGT for the use of IGT's E-Prom Programs.

                                     AMENDED

                                SCHEDULE 2.11(a)

                                CERTAIN CONTRACTS

                  (i) (A) EMPLOYMENT CONTRACTS

                           FITZGERALDS LAS VEGAS, INC.

                                CONTRACTS AMENDED

FLVI                Eugene       Director of      $84,000, annual salary        4/0/01      One-year term. May be
                    Sagas        Facilities and   review, employer bonus                    terminated upon change
                                 GM               plan; medical insurance                   of control.
                                                  program; employee benefit
                                                  programs; business expenses


                    101 MAIN STREET LIMITED LIABILITY COMPANY

                                 CONTRACTS ADDED

101 Main Street     Cheryl A.    Compliance/      $54,600, annual salary        06/24/01     Two-year term.
                    Wohlers      Internal Audit   review, discretionary                      Contract may be
                                 Manager          bonus; work related                        terminated upon change
                                                  expenses; group benefit                    of control.
                                                  plan offered to all other
                                                  executives.


                                CONTRACTS AMENDED

101 Main        David E.         Executive        $61,000, annual review,       5/4/01      One-year term.  May be
Street          Harding          Director of      discretionary bonus; work                 terminated upon change
                                 Operations       related expenses; group                   of control.
                                                  benefit plan offered to all
                                                  other executives.

101 Main        Jeanie Helblig   Casino Shift     $54,600, annual review,       5/4/01      One-year term.  May be
Street                           Manager          discretionary bonus; work                 terminated upon change
                                                  related expenses; group                   of control.
                                                  benefit plan offered to all
                                                  other executives.

101 Main        Christopher S.   Casino Manager   $80,000, annual review,       5/14/01     One-year term.  May be
Street          McKenney                          discretionary bonus; work                 terminated upon change
                                                  related expenses; group                   of control.
                                                  benefit plan offered to all
                                                  other executives.

101 Main        Jan P.           Director of      $61,000, annual review,       5/4/        One-year term.  May be
Street          Tolwinski        Food & Beverage  discretionary bonus;                      terminated upon change
                                                  medical insurance program;                of control.
                                                  employee benefit programs;
                                                  expenses

                          FITZGERALDS MISSISSIPPI. INC.

                               CONTRACTS AMENDED


FMI                 Jon Bennett  Vice             $175,000, $5000 signing       09/6/01      Agreement terminates
                                 President,       bonus; discretionary bonus;                April 20, 2002, unless
                                 Finance and      medical insurance program;                 terminated earlier due
                                 Admin.           employee benefit programs;                 to change in control
                                                  business expenses

(iv) CONTRACTS WITH DISTRIBUTORS, DEALERS, MANUFACTURER'S REPRESENTATIVES, SALES AGENCIES OR FRANCHISES


                    101 MAIN STREET LIMITED LIABILITY COMPANY

                                 CONTRACTS ADDED

                  1. Standard Form of Construction Agreement, dated December 27, 2000, between 101 Main Street Limited Liability Company and Restriction Corporation.

                  2. Advertising Contract, dated February 1, 2001, between Fitzgeralds Casino and Colorado Gambler (Innerwest Advertising).

                  3. Abbreviated Standard Form of Agreement, between Architect and Owner, dated January 5, 2001, between 101 Main Street Limited Company and HNTB Corporation.

                  4. Music Service Agreement, dated April 19, 2001, between Muzak, LLC and Fitzgeralds dba 101 Main.

                  5. Advertising Agreement and Addendum, dated March 16, 2001, between 101 Main dba Fitzgeralds Casino, Denver Newspaper Agency and Innerwest Advertising, as amended by Advertising Agreement and Addendum, dated August 31, 2001.

                  6. Non-Exclusive Revocable License Agreement for "Wheel of Madness", dated February 29, 2001, between A.C. Coin & Slot Service Co., and Fitzgeralds Black Hawk.

                  7. Addendum dated March 2, 2001 to the Non-Exclusive Revocable License Agreement between A.C. Coin & Slot Service Co., Inc. and Fitzgeralds Black Hawk.

                  8. Carbon Dioxide Supply and Equipment Lease Agreement, effective March 13, 2001, between Praxair and Fitzgeralds Casino-Black Hawk and Addendum.

                  9. Monopoly Participation Agreement and Addendum, dated March 16, 2001, between Fitzgeralds Hotel and Casino and WMS Gaming, Inc.

                  10. Commercial Services Agreement, dated July 28, 2001, between Acurid and Fitzgeralds Casino.

                  11. Letter Agreement, dated May 24, 2001, between Miner's Mesa Development, LLC and Fitzgeralds Black Hawk.

                  12. CO 76024, between 101 Main Street Limited Liability Company and IGT, dated January 5, 2001 ((2) I Dream of Jeannie Machines).

                  13. Rental and Servicing of Equipment Agreement (Corn. Order No. 65630), dated June 19, 2000 between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT (Texas Tea).

                  14. Rental and Servicing of Equipment Agreement (Corn. Order No. 76023), dated January 2, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  15. Rental and Servicing of New Equipment Agreement (Corn. Order No. 9021), dated September 7, 2001 (unsigned), between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  16. Colorado Austin Powers Participation Agreement (Corn. Order No. 82006), dated April 5, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  17. IGT - 50 Play Poker License Agreement (Corn Order No. 90211), between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  18. Puzzle Pays Game Series Agreement, dated February 3, 2001, between WMS Gaming Inc. and Fitzgeralds Casino.

                  19. Multi-Game Agreement, dated December 13, 1999, between Rocky Mountain Gaming Equipment and Fitzgeralds Casino with Minimum End User License Agreement and Appendix.

                  20. Proprietary Game Lease and License Agreement, dated August 22, 2001, between Atlantic City Coin & Slot Service Company, Inc. and Fitzgeralds Casino.

                  21. Lease Agreement with an option to purchase four slot machines, dated January 4, 2001, between Vista Gaming Corp. and Fitzgeralds Casino.

                  22. Lease Agreement with an option to purchase four slot machines, dated June 15, 2001, between Vista Gaming Corp. and Fitzgeralds Casino.

                  23. Proposal from Great Western Emporium to Lease its Bonus "6" Poker table game and accepted by Fitzgeralds Casino.

                  24. Comdata ATM Debit Service Agreement, dated September 1, 1997, between Comdata Network, Inc. d/b/a Comdata Corporation and Fitzgeralds Gaming Corporation on behalf of 101 Main Street LLC (now on a month to month basis).

                  25. Advertising Insertion Order, dated February 12, 2001, between Innerwest Advertising (advertising agent for 101 Main Street) and Certified Folder Display Service, Inc.

                  26. Distribution Service Agreement, dated May 2, 2001 between Innerwest Advertising (advertising agent for 101 Main Street) and Certified Folder Display Service, Inc.

                  27. Boulder Magazine Advertising Agreement, dated July 2, 2001, between Brock Publishing and Fitzgeralds Casino.

                  28. Advertising Contract, between Loveland Publishing Corporation and Fitzgeralds Blackhawk.

                  29. Advertising Agreement, dated January 10, 2001, between Innerwest Advertising (advertising agent for 101 Main Street) and Jeffco Publishing Company, Inc.

                  30. Lease Agreement, dated March 15, 2001, between Mikohn Gaming Corporation and Fitzgeralds Casino.

                  31. Colorado Addams Family Nickel Progressive Agreement (Coin. Order No. 71585), dated January 2, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT.

                  32. Letter and Service Plan Attachment from Nextira LLC, dated March 30, 2001 (references renewal of annual Maintenance Contract for period of April 8, 2001 though April 7, 2002).

                                CONTRACTS DELETED

                  33. Maintenance Agreement Contract, accepted February 18, 1997, between M&M Carpet & Upholstery Cleaners and Fitzgerald's Casino.

                  34. Computer Loan Agreement, dated August 31, 1998, between Nobel/Sysco-Denver and Fitzgeralds Casino #1 (Serial No. 3449A0 1067, 96W 06596).

                  35. Computer Loan Agreement dated August 31, 1998, between Nobel/Sysco-Denver and Fitzgeralds Casino #2 (Premio 1209700068002, 6311n00au0445, HD692CSG74F1Q1F2).

                  36. Beta Test Agreement, dated September 20, 2001, between Mikohn Gaming Corporation and Fitzgeralds Casino. Contracts Amended

                  37. Equipment Lease Agreement, #6604025-005 dated July 30, 1999 between 101 Main Street LLC dba Fitzgerald's Casino and Mita Copystar America, Inc. and Notification of Assignment, dated January 22, 2001, from Mita Copystar America, Inc. to GE Capital.

                  38. Equipment Lease Agreement, #6604025-007 dated December 20, 1999, between 101 Main Street LLC and Mita Copystar America, Inc. and Notification of Assignment, dated January 22, 2001, from Mita Copystar America, Inc. to GE Capital.

                  39. Letter and Service Plan Attachment from Nextira LLC, dated March 30, 2001 (references renewal of annual Maintenance Contract for period of April 8, 2001 though April 7, 2002).

                  40. Playing Card Purchase Contract, dated February 27, 2001, between GEMACO and Fitzgeralds Black Hawk.

                           FITZGERALDS LAS VEGAS. INC.

                                 CONTRACTS ADDED

                  41. Standard License Agreement, dated January 9, 2001, between Griffin Investigations, Inc. and Fitzgeralds Las Vegas, Inc.

                  42. Service Agreement, dated September 27, 2001, between Fitzgeralds Casino and ECR Sales & Service, Inc.

                  43. Sales/Lease Agreement, dated December 27, 2000, between Shuffle Master Gaming and Fitzgeralds Hotel & Casino.

                  44. Master Lease Agreement, dated October 30, 2000, between Fitzgeralds Las Vegas, Inc. dba Fitzgeralds Casino/Hotel Las Vegas and IGT.

                  45. Sales/Lease Agreement, between Shuffle Master Gaming and Fitzgeralds Hotel & Casino-(License for Let it Ride Bonus(R) Table Game and Lease for Ace(R) Shuffler).

                  46. Transit Display Advertising Contract, dated February 9, 2001, between Regional Transportation Commission and Fitzgeralds Las Vegas, Inc.

                  47. Services Agreement, dated March 1, 2000, between Viva Las Vegas Shuttle and Fitzgeralds Las Vegas, Inc.

                  48. Transit Display Advertising Contract, dated February 9, 2001, between Regional Transportation Commission and Fitzgeralds Las Vegas, Inc.

                  49. Twelve Months Full Service Battery Replacement Agreement, dated January 4, 2001, by and between Titan Power, Inc. and Fitzgeralds Casino and Holiday Inn.

                  50. One-Year 7X24 Full Service Maintenance Agreement, dated January 4, 2001, between Titan Power Inc. and Fitzgeralds Casino & Holiday Inn.

                  51. Wide Area Network Services Agreement, dated January 18, 2001, between Bally Gaming, Inc. and Fitzgeralds Las Vegas, Inc. and Addendum (Blondie(TM) Link) as modified by that certain Agreement for Compliance, dated July 18, 2001, and that certain Hold Harmless Agreement, dated January 18, 2001.

                  52. Data Storage and Service Agreement, dated January 29, 2001, between Fitzgeralds Casino and Arcus Data Security, Inc.

                  53. Fremont Street Experience Sound and Light Show Sponsorship Agreement. dated February 8, 2001, between Fremont Street Experience LLC and Fitzgeralds Casino Holiday Inn.

                  54. Lease Agreement, dated April 25, 2001, between Fitzgeralds Las Vegas and Dollar Rent A Car Systems, Inc.

                  55. Service Agreement, dated April 20, 2001, between Flowers Plus Inc. and Fitzgeralds Las Vegas, Inc.

                  56. Fremont Street Experience Sound and Light Show Sponsorship Agreement and Addendum, dated February 8, 2001, between Fitzgeralds Casino/ Holiday Inn and Fremont Street Experience LLC, (7 p.m. show).

                  57. Fremont Street Experience Sound and Light Show Sponsorship Agreement a: Addendum, dated February 8, 2001, between Fitzgeralds Casino/ Holiday Inn and Fremont Street Experience LLC, (10 p.m. show).

                  58. Rental Agreement, dated March 21, 2001, between Network Pagers, Inc. and Fitzgeralds Las Vegas, Inc.

                  59. Extended Warranty, dated June 24, 2001, between Nevada MPI, Inc. and Fitzgerald's Hotel Casino.

                  60. Agreement dated July 24, 2001 between The Stamp Vendor and Fitzgeralds Las Vegas, Inc.

                  61. Service Agreement and Addendum, dated June 1, 2001, between Fitzgeralds Las Vegas, Inc. dba Fitzgeralds Casino/Hotel and Complient.

                  62. Subscriber Agreement and Addendum, dated July 1, 2001, between Promotions on Hold and Fitzgeralds Las Vegas, Inc.

                  63. Service Agreement, dated March 17, 1999, between Scantron Service Group and Fitzgeralds Casino Holiday Inn, as renewed by notice dated October 24, 2000.

                  64. Product Maintenance Agreement, dated September 15, 1992, between Fitzgeralds Casino and Hotel and Eagle Mailing Systems.

                  65. Administrative Service Agreement, dated January 1, 2001, between Fitzgeralds Las Vegas, Inc. and Employers Unity.

                  66. Authorized Provider Agreement, dated June 11, 2001, between Fitzgeralds Casino & Hotel and the American Red Cross.

                  67. Letter Agreement, dated November 9, 1995, between Coca-Cola Fountain and Fitzgeralds Las Vegas, Inc., as modified by letter dated January 22, 2001. (Agreement is now month to month).

                  68. Austin Powers Participation Agreement and Addendum (CO #80460) dated April 24, 2001, between LGT and Fitzgeralds Las Vegas, Inc.

                  69. Austin Powers Participation Agreement and Addendum (CO #80465) dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc.

                                CONTRACTS DELETED

                  70. Professional Vehicle Lease Agreement, dated April 6, 1999, between Capital Alliance Financial Services, a division of Prime Leasing, Inc. and Fitzgeralds Las Vegas, Inc. for 1999 Lincoln Limousine as modified by that certain Addendum to Professional Vehicle Lease Agreement, insurance requirements and conditions of acceptance for returned vehicles dated April 17, 1999.

                  71. Lease Agreement, dated June 6, 1996, between Williams Telecommunications Systems, Inc. and Fitzgeralds Las Vegas, Inc., dba Fitzgeralds Casino and Hotel, Las Vegas.

                  72. Sales Contract Number SC7446LV, dated June 5, 1996, between MICROS SYSTEMS, INC. and Fitzgeralds Casino/Hotel Las Vegas and Addendum as sold to Ravera Leasing.

                  73. Lease, dated July 6, 1996, between Fitzgeralds Las Vegas, Inc. and Ravera Leasing Corporation and Assignment, dated July 16, 1996, from Ravera Leasing Corporation to BSB Leasing.

                  74. Service Proposal and Agreement, dated July 17, 1995, between Fitzgerald's Las Vegas and Gibbens Company, Inc. (now Gates-McDonald).

                  75. License Agreement, dated September 11, 1995, between Holiday Inns Franchising, Inc. and Fitzgerald's Las Vegas, Inc.

                  76. Forsythe-Francis Advertising, month to month basis (billed for work done per month).

                  77. Preventative Maintenance Agreement, dated December 8, 1999, between Fitzgerald's Hotel & Casino and Money Processing, Inc.

                  78. Medallion Service Agreement, dated August 25, 1998, between Fitzgerald's Las Vegas Limited Partnership and York.

                  79. Grease Trap Maintenance Agreement, dated January 17, 2000, between Fitzgerald's Hotel & Casino and Abe's Plumbing.

                  80. Participation Agreement, dated February 28, 1997, between Mikohn Nevada and Fitzgerald's Casino Hotel (Slot Mini Bertha Triple Diamond 3 Coin, Slot Mini Bertha 5 times play 3 coin).

                  81. Sale/Lease Agreement, dated September 9, 2000, between Fitzgerald's Casino and Shuffle Master Gaming (includes license for Press Your Luck(TM) video slant tops and sale of small Press Your Luck Sign).

                  82. Agreement of Sale, dated July 22, 1997, between Shuffle Master, Inc., d/b/a Shuffle Master Gaming, and Fitzgerald's Casino Hotel, d/b/a Fitzgeralds Casino Hotel.

                  83. Revocable License Agreement "Wheel of Keno," dated October 18, 1999, between A.C. Coin-Nevada and Fitzgerald's Las Vegas, Inc.

                  84. REEL `EM IN(R) CAST FOR CASH(TM) Lease Agreement with Option to Purchase, dated July 19, 2000, between WMS Gaming Inc. and Fitzgeralds Las Vegas, Inc., dba Fitzgeralds Casino Hotel.

                  85. Nevada Addams Family Nickel Progressive Agreement (COM Order No. 63735), dated May 11, 2000, by and between IGT and Fitzgeralds Casino/Hotel d/b/a Fitzgeralds Casino/Hotel Las Vegas.

                  86. CO 64283, dated July 24, 2000, between IGT and Fitzgeralds Casino/Hotel (Royalty Fee for Barbara Eden).

                  87. Three Year Maintenance Agreement, dated February 1, 1998, between Fitzgeralds Holiday Inn Casino and Titan Power, Inc. (unsigned by Fitzgeralds).

                  88. Lease Agreement, dated August 18, 2000, between Bally Gaming Inc. and Fitzgeralds Hotel and Casino (6 v8000-99 Bottles of Beer Machines).

                                CONTRACTS AMENDED

                  89. Lease Agreement-Building Systems, dated February 17, 1999, by and between Simplex Time Recorder Co. and Fitzgeralds Las Vegas, Inc., as amended by Letter dated August 8, 2000.

                  90. Destruction Agreement, dated February 26, 2001, between Fitzgerald's Hotel & Casino and Secured Fibres, Inc. (now month to month)

                  91. Playing Card Purchase Contract, dated February 27, 2001, between GEMACO Playing Card Company and Fitzgerald's Las Vegas, Inc.

                  92. Service Agreement, dated September 1, 1999, between Williams Communications Solutions, LLC (now Nextira LLC) and Fitzgerald's Las Vegas Inc. and Addendum as renewed by letter dated September 4, 2001.

                  93. Multi-Game Agreement, dated January 28, 1998, between Anchor Games(TM) and Fitzgerald's Las Vegas, Inc., d/b/a Fitzgerald's Casino Hotel, as modified by the following: that certain Video Wheel of Fortune(R) Participation Appendix-Nevada to Anchor Games(TM) MultiGame Agreement, dated October 15, 1999; (2) that certain Totem Pole(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated January 10, 2000, that certain Totem Pole(TM) Additional Equipment Addendum, dated August 23, 2000; (3) that certain Money Mine(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated October 26, 1999; (4) that certain Pick-n-Pop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated January 6, 2000; (5) that certain I Dream of Jeannie(TM) Appendix- Lease/Participation to Anchor Games(TM) Multi-Game Agreement, dated October 12, 2000; (6) that certain Flip Flop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated October 25, 2000; (7) that certain Big Wheel of Gold(TM) Appendix - Participation to Anchor Games(TM) Multi-Game Agreement, dated November 10, 2000; (8) that certain Anchor Video conversion Kit Flat Lease Appendix, dated March 30, 2001 (6 Flip-Flop Gaming Devices); (9) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement (6 Pick-n-Pop gaming devices);
(10) that certain Barcrest Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001 (4 Barcrest and Gaming Devices); (11) that certain 2 Chance 7's(TM) Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001; (12) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement, dated February 7, 2001; and (13) that certain Totem Pole Appendix - Participation, dated March 30, 2001 (6 Totem Pole gaming devices).

                  94. Participation Agreement, dated October 14, 1999, between Fitzgerald's Hotel & Casino and Mikohn Gaming for five Yahtzee games.

                  95. Preventive Maintenance Inspection Agreement, dated August 21, 2000, by and between Fitzgeralds and Cummins-Allison Corp., as renewed by invoice dated August 20, 2001.

                  96. Service Order and Agreement, dated April 28, 2000, between NextLink and Fitzgeralds Casino Hotel, Certificate of Insurance for NextLink and Building Access Agreement, dated May 17, 2000, between Gery R. Dohter, Georgia MaKeever, Jacqueline Trahan, Carolyn Pressman, the John D. Kramer 1931 Trust and Telecommunications of Nevada, LLC, d/b/a NextLink Nevada (now X/O Communications) (unsigned), as renewed by Right of Entry and License Agreement, dated June 8, 2001, between X/O Communications and Fitzgeralds Las Vegas.

                  97. Rental and Servicing of Equipment (Coin Order No. 64252), between IGT and Fitzgeralds Casino/Hotel Las Vegas, Inc. d/b/a Fitzgeralds Casino/Hotel Las Vegas (now Cleopatra).

                          FITZGERALDS MISSISSIPPI, INC.

                                 CONTRACTS ADDED

                  98. Multi-Game Agreement, dated January 15, 1999, between Anchor Coin, dba Anchor Games and Fitzgeralds Casino as amended by that certain Barcrest(TM) Appendix-Flat Lease, dated December 6, 2000, as amended by that certain Totem Pole(TM) Appendix Flat Lease, dated March 7, 2001, as amended by that certain I Dream of Jeannie(TM) Appendix Flat Lease, dated February 7, 2001, as amended by that certain Big Wheel Appendix, dated February 7, 2001, as amended by that certain Totem Pole(TM) Appendix- Flat Lease, dated February 17, 1999, as amended by that certain I Dream of Jeannie Appendix- Flat Lease, dated June 1, 2001 between Anchor Games and Fitzgeralds Casino.

                  99. Service Plan Agreement, dated October 23, 2000, between VingCard, Inc. and Fitzgeralds Casino.

                  100. IGT Software Maintenance Agreement, dated April 4, 1995, between IGT and Fitzgeralds Casino.

                  101. License and Maintenance Agreement, dated December 4, 2000, between Advanced Casino Systems Corporation and Fitzgeralds-Casino Tunica and Addendum to Agreement, dated December 4, 2000.

                  102. Contract for the Sale of Newspapers, dated January 4, 2001, between the Memphis Publishing Company and Fitzgeralds Casino Hotel.

                  103. Mississippi Jeopardy! Nickel Progressive Agreement (Coin. Order No. 72542), dated January 5, 2001, between IGT and Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Tunica and addendums dated February 22, 2001.

                  104. Key Market Newspaper Insect Agreement, between Combs & Company and Fitzgeralds Casino (includes insect program participation agreement).

                  105. Total Copy Management Agreement (Agreement #4054212-001), between GE Capital Corporation and Fitzgeralds Mississippi, Inc. dba Fitzgeralds Casino, as modified by that certain Addendum to Equipment Lease.

                  106. Memorandum of Agreement, dated February 9, 2001, between Brinks, Inc. and Fitzgeralds Mississippi, Inc.

                  107. Music Performance Agreement, dated March 6, 2001, between Fitzgeralds Mississippi, Inc. dba Fitzgeralds Casino Hotel and BMI.

                  108. Mississippi Wheel of Fortune Half Dollar Progressive Agreement (CO number 78253) dated May 2, 2001, between IGT and Fitzgeralds Tunica, and Addendum (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  109. Mississippi-Austin Powers Rental and Servicing Agreement (CO number 82028) dated May 2, 2001, between IGT and Fitzgeralds Tunica and Addendum. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that the assignee assumes in writing all of Fitzgeralds' obligations).

                  110. Landscape Contract, dated May 21, 2001, between Proturf-Power Sweepers. Inc. and Fitzgeralds Mississippi, Inc.

                  111. Purchaser's Contract Agreement, dated April 12, 2001, between Fitzgerald Mississippi, Inc. and the Legends of Doo Wop, through representation Skorman Productions.

                  112. Service Contract/Addendum for Chipper Champ Serial Number 1134, dated June 21, 2001, between TCS America, Inc. and Fitzgeralds Mississippi, Inc.

                  113. Service Contract/Addendum for 2 Winning Number Roulette Displays, dated June 21, 2001, between TCS America, Inc. and Fitzgeralds Mississippi, Inc.

                  114. Maintenance Agreement and Addendum, dated July 6, 2001, between Glory (USA) and Fitzgeralds Mississippi, Inc.

                  115. Confidential Lease/Purchase Security Agreement and Addendum, dated June 7, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  116. Wide Area Network Services, Product Description - Millionaire Sevens(TM) and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  117. Wide Area Network Services, Product Description - Blondie(TM) Link and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc.

                  118. Agreement and Addendum (SO 15059) dated July 12, 2001, between WMS Gaming and Fitzgeralds Casino.

                  119. Confidential Lease/Purchase Security Agreement and Addendum, dated September 4, 2001, by and between Bally Gaming, Inc. and Fitzgeralds Casino Tunica.

                  120. Standard Licensing Agreement, dated September 17, 2001, between Griffin Investigations, Inc. and Fitzgeralds Mississippi, Inc. and Addendum.

                  121. Software License Agreement, dated May 5, 1995, between Fitzgeralds Tunica and IGT.

                  122. IGT Software License Agreement (CO 20748), between Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Tunica and IGT.

                  123. Novell Network Software License Agreement.

                  124. Netware(R) Software Upgrade License.

                  125. General License Agreement - Restaurants, Taverns, Nightclubs and Similar Establishments, dated May 26, 1994, between Polk Landing Entertainment Corporation dba Fitzgeralds Casino Tunica, and the American Society of Composers, Authors and Publishers.

                  126. Proprietary Game Lease and License Agreement, dated February 22, 2000, between Atlantic City Coin and Slot Service Company, Inc. and Fitzgeralds Casino, as amended on February 9, 2001.

                  127. Riverboat Excursion License, dated August 15, 2001, between Fitzgeralds Mississippi, Inc. and Mississippi Riverboat Company, LLC.

                                CONTRACTS DELETED

                  128. Mississippi Dollars Deluxe Progressive Agreement, dated July 5, 1995, between IGT and Polk Landing Entertainment Corporation.

                  129. Sun Group Services, Inc. Landscape Maintenance Contract and Agreement for Compensation for Fitzgeralds Casino Hotel, Tunica, dated November 1, 2000.

                                CONTRACTS AMENDED

                  130. SESAC, Inc. Performance License for Restaurants, Nightclubs and Taverns, dated August 14, 2001, between SESAC, Inc. and Fitzgeralds Mississippi, Inc.

                  131. Non-Exclusive Revocable License Agreement "21Madne$$", dated January 21, 1999, between Atlantic City Coin & Slot Service Company and Fitzgerald's Casino as modified by those certain Letter Addenda, dated February 22, 2001, April 20, 2001 and September 25, 2001.

                  132. License Agreement, dated March 15, 2000, between Fitzgeralds Casino Tunica, Inc. and IGT for the use of IGT's E-Prom Programs.

                  133. Multi-Game Agreement, dated January 15, 1998, between Anchor Coin, dba Anchor Games and Fitzgeralds Casino as amended by that certain Wheel of Gold Appendix-Flat Lease, dated January 18, 1999.

                  134. Preventative Maintenance Service Agreement, dated September 21, 2000, between Elliott Data Systems, Inc. and Fitzgeralds Casino.

                                     AMENDED

                                SCHEDULE 2.11(b)

               POTENTIAL TERMINATION OR MODIFICATION OF CONTRACTS

                    101 MAIN STREET LIMITED LIABILITY COMPANY

                  A(ii) CONSENT OR NOTIFICATION REQUIRED

                                 CONTRACTS ADDED

                  1. Standard Form of Construction Agreement, dated December 27, 2000, between 101 Main Street Limited Liability Company and Restriction Corporation. (No assignment without prior written consent of Restriction Corporation.)

                  2. Abbreviated Standard Form of Agreement, between Architect and Owner, dated January 5, 2001, between 101 Main Street Limited Company and HNTB Corporation. (No assignment without prior written consent of HNTB.)

                  3. Colorado Austin Powers Participation Agreement (Coin. Order No. 82006), dated April 5, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT. (Agreement may not be assigned without prior written consent of IGT.)

                  4. IGT - 50 Play Poker License Agreement (Coin Order No. 90211), between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT. (Agreement may not be assigned without the prior written consent of IGT.)

                  5. Puzzle Pays Game Series Agreement, dated February 3, 2001, between WMS Gaming Inc. and Fitzgeralds Casino. (Agreement may not be assigned without the prior consent of WMS.)

                  6. Multi-Game Agreement, dated December 13, 1999, between Rocky Mountain Gaming Equipment and Fitzgeralds Casino with Minimum End User License Agreement and Appendix. (Agreement may not be assigned without the prior written consent of Rocky Mountain Gaming Equipment.)

                  7. Proprietary Game Lease and License Agreement, dated August 22, 2001, between Atlantic City Coin & Slot Service Company, Inc. and Fitzgeralds Casino. (Agreement may not be assigned without the prior written consent of A.C. Coin.)

                  8. Comdata ATM Debit Service Agreement, dated September 1, 1997, between Comdata Network, Inc. d/b/a Comdata Corporation and Fitzgeralds Gaming Corporation on behalf of 101 Main Street LLC (now on a month to month basis). (Agreement may not be assigned without prior written consent of Comdata.)

                  9. Outdoor Display Advertising Agreement, dated December 23, 1998, between Innerwest Advertising Agency (advertising agent for 101 Main Street) and Rocky

Mountain Outdoor Advertising Company. (If Advertiser's business is sold, Advertiser shall require successor to agree to discharge Advertiser's obligation, but Advertiser shall continue to be liable to Rocky Mountain Advertising for all obligations. Contract may be assigned by Advertiser with the prior written consent of Rocky Mountain Advertising.)

                  10. Colorado .Addams Family Nickel Progressive Agreement (Coin. Order No. 71585), dated January 2, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT. (Agreement may not be assigned without prior written consent of IGT.)

                  11. Advertising Agreement and Addendum, dated March 16, 2001, between 101 Main dba Fitzgeralds Casino, Denver Newspaper Agency and Innerwest Advertising, as amended by Advertising Agreement and Addendum dated August 31, 2001. (Agreement shall not be assigned by Advertiser or Agency without the express written consent of Publisher.)

                  (A)(iii) PURCHASER'S ASSUMPTION OF OBLIGATIONS REQUIRED

                                 CONTRACTS ADDED

                  12. Music Service Agreement, dated April 19, 2001, between Muzak, LLC and Fitzgeralds dba 101 Main. (Fitzgeralds may assign without consent to any affiliate or party acquiring all or substantially all of the business assets if assignee assumed in writing the obligations of Fitzgeralds and written assumption is delivered to Praxair). (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.)

                  13. Non-Exclusive Revocable License Agreement for "Wheel of Madness" and Addendum, dated February 29, 2001, between A.C. Coin & Slot Service Co., and Fitzgeralds Black Hawk. (Fitzgeralds may assign without consent to any affiliate or party acquiring all or substantially all of the business assets if assignee assumed in writing the obligations of Fitzgeralds and written assumption is delivered to Praxair). (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.)

                  14. Carbon Dioxide Supply and Equipment Lease Agreement, effective March 13, 2001, between Praxair and Fitzgeralds Casino-Black Hawk and Addendum. (Fitzgeralds may assign without consent to any affiliate or party acquiring all or substantially all of the business assets if assignee assumed in writing the obligations of Fitzgeralds and written assumption is delivered to Praxair). (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.)

                  15. Monopoly Participation Agreement and Addendum, dated March 16, 2001, between Fitzgeralds Hotel and Casino and WMS Gaming, Inc. (Fitzgeralds may assign to person or entity that purchase all or substantially all of its assets and uses them for the operation of a casino, provided that: (1) the assignee assumes all of Fitzgeralds obligations in writing; (2) the Assignee has all the appropriate licenses; and (3) Fitzgeralds has provided written notice of any such potential assignment upon approval of purchase by the Bankruptcy Court). (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.)

                  16. Commercial Services Agreement, dated July 28, 2001, between Acurid and Fitzgeralds Casino. Fitzgeralds may assign to purchaser who acquires all or substantially all assets, uses them for the operation of a casino, and assumes in writing all of customer's obligations under the contract. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.)

                                CONTRACTS AMENDED

                  17. Lamar Outdoor Display Advertising Agreement, dated July 14, 1997, between Innerwest Media Service and 101 Main Street LLC (Contract No.
4219), as renewed by Bulletin Contract No. 225, dated November 2, 2000. (If Fitzgeralds Blackhawk casino is sold, 101 Main must require Purchaser to agree to discharge 101 Main's obligations thereunder.)

                           FITZGERALDS LAS VEGAS, INC.

                  A(i) TERMINATION, CANCELLATION, ACCELERATION OR MODIFICATION

                                 CONTRACTS ADDED

                  18. Transit Display Advertising Contract, dated February 9, 2001, between Regional Transportation Commission and Fitzgeralds Las Vegas, Inc. (Contract is not assignable.)

                  19. Service Agreement, dated March 17,1999, between Scantron Service Group and Fitzgeralds Casino Holiday Inn, as renewed by notice dated October 24, 2000.

                  20. Product Maintenance Agreement, dated September 15, 1992, between Fitzgeralds Casino and Hotel and Eagle Mailing Systems. (Postage meter is licensed for use only by Fitzgeralds).

                                CONTRACTS DELETED

                  21. Sale/Lease Agreement, dated September 9, 2000, by and between Fitzgerald's Casino and Shuffle Master Gaming (includes license for Press Your Luck(TM) video slant tops and sale of small Press Your Luck Sign).

                  22. Lease Agreement-Building Systems, dated February 17, 1999, by and between Simplex Time Recorder Co. and Fitzgeralds Las Vegas, Inc. (Simplex may terminate agreement if FLVI leases to do business.)

                  23. License Agreement, dated September 11, 1995, between Holiday Inns Franchising, Inc. and Fitzgerald's Las Vegas, Inc.

                  24. CO 64283, dated July 24, 2000, between IGT and Fitzgeralds Casino/Hotel (Royalty Fee for Barbara Eden).

                                CONTRACTS AMENDED

                  25. Rental and Servicing of Equipment (Coin Order No. 64252), between IGT and Fitzgeralds Casino/Hotel Las Vegas, Inc. d/b/a Fitzgeralds Casino/Hotel Las Vegas (now Cleopatra)

                  A(ii) CONSENT OR NOTIFICATION REQUIRED

                                 CONTRACTS ADDED

                  26. Master Lease Agreement, dated October 30, 2000, between Fitzgeralds Las Vegas, Inc. dba Fitzgeralds Casino/Hotel Las Vegas and IGT. (Agreement may not be assigned without the prior written consent of IGT.)

                                CONTRACTS DELETED

                  27. Participation Agreement, dated February 28, 1997, between Mikohn Nevada and Fitzgerald's Casino Hotel (Slot Mini Bertha Triple Diamond 3 Coin, Slot Mini Bertha 5 times play 3 coin).

                  28. Nevada Addams Family Nickel Progressive Agreement (COM Order No. 63735), dated May 11, 2000, by and between IGT and Fitzgeralds Casino/Hotel d/b/a Fitzgeralds Casino/Hotel Las Vegas.

                  29. Revocable License Agreement, "Wheel of Keno," dated October 18, 1999, between A.C. Coin-Nevada and Fitzgerald's Las Vegas, Inc. (Addendum to Wheel of Keno agreement dated October 19, 1998.)

                  30. Professional Vehicle Lease Agreement, dated April 6, 1999, between Capital Alliance Financial Services, a division of Prime Leasing, Inc. and Fitzgeralds Las Vegas, Inc. for 1999 Lincoln Limousine as modified by that certain Addendum to Professional Vehicle Lease Agreement, insurance requirements and conditions of acceptance for returned vehicles dated April 17, 1999.

                  31. Sales Contract Number SC7446LV, dated June 5, 1996, between MICROS SYSTEMS, INC. and Fitzgeralds Casino/Hotel Las Vegas and Addendum as sold to Ravera Leasing.

                  32. Lease, dated July 6, 1996, between Fitzgeralds Las Vegas, Inc. and Ravera Leasing Corporation and Assignment, dated July 16, 1996, from Ravera Leasing Corporation to BSB Leasing (assignments of two leases).

                  33. REEL `EM IN(R) CAST FOR CASH(TM) Lease Agreement with Option to Purchase, dated July 19, 2000, between WMS Gaming Inc. and Fitzgeralds Las Vegas, Inc., dba Fitzgeralds Casino Hotel.

                  34. Lease Agreement, dated August 18, 2000, between Bally Gaming Inc. and Fitzgeralds Hotel and Casino (6 v8000-99 Bottles of Beer Machines).

                                CONTRACTS AMENDED

                  35. Service Agreement, dated September 1, 1999, between Williams Communications Solutions, LLC (now Nextira LLC) and Fitzgerald's Las Vegas Inc. and Addendum, as renewed by letter dated September 4, 2001. (No assignment without prior written consent of Nextira LLC.)

                  36. Multi-Game Agreement, dated January 28, 1998, between Anchor Games(TM) and Fitzgerald's Las Vegas, Inc., d/b/a Fitzgerald's Casino Hotel, as modified by the following: that certain Video Wheel of Fortune(R) Participation Appendix-Nevada to Anchor Games(TM) MultiGame Agreement, dated October 15, 1999; (2) that certain Totem Pole(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated January 10, 2000, that certain Totem Pole(TM) Additional Equipment Addendum, dated August 23, 2000 (3) that certain Money Mine(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated October 26, 1999; (4) that certain Pick-n-Pop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated January 6, 2000; (5) that certain I Dream of Jeannie(TM) Appendix-Lease/Participation to Anchor Games(TM) Multi-Game Agreement, dated October 12, 2000; (6) that certain Flip Flop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated October 25, 2000; (7) that certain Big Wheel of Gold(TM) Appendix - Participation to Anchor Games(TM) Multi-Game Agreement, dated November 10, 2000; (8) that certain Anchor Video conversion Kit Flat Lease Appendix, dated March 30, 2001 (6 Flip-Flop Gaming Devices); (9) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement (6 Pick-n-Pop gaming devices);
(10) that certain Barcrest Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001 (4 Barcrest Gaming Devices); (11) that certain 2nd Chance 7's(TM) Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001; (12) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement, dated February 7, 2001; and (13) that certain Totem Pole Appendix - Participation, dated March 30, 2001 (6 Totem Pole gaming devices).

                  37. Participation Agreement, dated October 14, 1999, between Fitzgerald's Hotel & Casino and Mikohn Gaming for five Yahtzee games. (No assignment without prior written consent of Mikohn Gaming.)

                  38. Lease Agreement-Building Systems, dated February 17, 1999, by and between Simplex Time Recorder Co. and Fitzgeralds Las Vegas, Inc., as amended by Letter dated August 8, 2000. (Prior written consent required for assignment).

                  39. Service Order and Agreement, dated April 28, 2000 between NextLink and Fitzgeralds Casino Hotel, Certificate of Insurance for NextLink and Building Access Agreement, dated May 17, 2000, between Gery R. Dohter, Georgia MaKeever, Jacqueline Trahan, Carolyn Pressman, the John 0. Kramer 1931 Trust and Telecommunications of Nevada, LLC, d/b/a NextLink Nevada (now X/O Communications) (unsigned), as renewed by Right of Entry and License Agreement, dated June 8, 2001, between X/O Communications and Fitzgeralds Las Vegas. (No assignment without the prior written consent of X/O Communications.)

                  40. Playing Card Purchase Contract, dated February 27, 2001, between GEMACO Playing Card Company and Fitzgerald's Las Vegas, Inc. (No assignment without the prior written consent of the other party.)

                  41. IGT Program License Agreement, dated June 23, 1997, by and between IGT and Fitzgeralds Hotel & Casino. (License in non-transferable, but Paragraph 10 entitled "general" states that agreement may not be assigned without prior written consent of IGT.)

                  A(iii) PURCHASER'S ASSUMPTION OF OBLIGATION REQUIRED

                                 CONTRACTS ADDED

                  42. Fremont Street Experience Sound and Light Show Sponsorship Agreement, dated February 8, 2001, between Fremont Street Experience LLC and Fitzgeralds Casino Holiday Inn. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.)

                  43. Standard License Agreement, dated January 9, 2001, between Griffin Investigations, Inc. and Fitzgeralds Las Vegas, Inc. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgerald's obligations.)

                  44. Wide Area Network Services Agreement, dated January 18, 2001, between Bally Gaming, Inc. and Fitzgeralds Las Vegas, Inc. and Addendum (Blondie(TM) Link) as modified by that certain Agreement for Compliance, dated July 18, 2001, and that certain Hold Harmless Agreement, dated January 18, 2001. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgerald's obligations.)

                  45. Fremont Street Experience Sound and Light Show Sponsorship Agreement, dated February 8, 2001, between Fremont Street Experience LLC and Fitzgeralds Casino Holiday Inn. (Agreement may be assigned provided purchaser acquires substantially all assets; uses them in the operation of a casino and assumes in writing all of Fitzgerald's obligations.)

                  46. Data Storage and Service Agreement, dated January 29, 2001, between Fitzgeralds Casino and Arcus Data Security, Inc. (may not be assigned without written consent except by an affiliate which assumes all obligations of assignor in writing). (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.)

                  47. Lease Agreement, dated April 25, 2001, between Fitzgeralds Las Vegas and Dollar Rent A Car Systems, Inc. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgerald's obligations.)

                  48. Service Agreement, dated April 20, 2001, between Flowers Plus Inc. and Fitzgeralds Las Vegas, Inc. (Agreement may be assigned to purchaser provided that purchaser acquires substantially all assets and assumes in writing all of Fitzgeralds' obligations).

                  49. Fremont Street Experience Sound and Light Show Sponsorship Agreement and Addendum, dated February 8, 2001, between Fitzgeralds Casino! Holiday Inn and Fremont Street Experience LLC, (7 p.m. show). (Agreement may be assigned to purchaser provided that purchaser acquires all or substantially all assets and assumes in writing all of Fitzgeralds' obligations).

                  50. Fremont Street Experience Sound and Light Show Sponsorship Agreement and Addendum, dated February 8, 2001, between Fitzgeralds Casino! Holiday Inn and Fremont Street Experience LLC, (10 p.m. show). (Agreement may be assigned to purchaser provided that purchaser acquires all or substantially all assets and assumes in writing all of Fitzgeralds' obligations).

                  51. Agreement dated July 24, 2001 between The Stamp Vendor and Fitzgeralds Las Vegas Inc. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.)

                  52. Service Agreement and Addendum, dated June 1, 2001, between Fitzgeralds Las Vegas, Inc. dba Fitzgeralds Casino/Hotel and Complient. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.)

                  53. Subscriber Agreement and Addendum, dated July 1, 2001, between Promotions on Hold and Fitzgeralds Las Vegas, Inc. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations.

                  54. Administrative Service Agreement, dated January 1, 2001, between Fitzgeralds Las Vegas, Inc; and Employers Unity. (Agreement contains no specific clause but agreement may not be modified unless modification is in writing and signed by both parties.)

                  55. Letter Agreement, dated November 9, 1995, between Coca-Cola Fountain and Fitzgeralds Las Vegas, Inc., as modified by letter dated January 22, 2001. (Agreement is now month to month). (In the event a third party acquires Fitzgeralds Las Vegas, Fitzgeralds Las Vegas shall cause the acquiring party to ratify the Agreement and assume all obligations.)

                  56. Lease Agreement, dated January 15, 1998, between Fitzgeralds Las Vegas, Inc. and Motorola, Inc. (rooftop lease), as assumed by Pinnacle Towers, Inc. in that certain General Assignment, Bill of Sale and Assumption of Liabilities dated August 31, 1999. (FLVI does not need to obtain Pinnacle's consent; however, after the assignment, FLVI remains liable to Pinnacle for the performance of all terms and conditions of the lease).

                  57. Austin Powers Participation Agreement and Addendum (CO #80460) dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgerald's obligations.)

                  58. Austin Powers Participation Agreement and Addendum (CO #80465) dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgerald's obligations.)

                          FITZGERALDS MISSISSIPPI, INC.

                  A(i) TERMINATION, CANCELLATION, ACCELERATION OR MODIFICATION

                                 CONTRACTS ADDED

                  59. License and Maintenance Agreement, dated December 4, 2000, between Advanced Casino Systems Corporation and Fitzgeralds-Casino Tunica and Addendum to Agreement, dated December 4, 2000. (License is non-transferable.)

                  60. Software License Agreement, dated May 5, 1995, between Fitzgeralds Tunica and IGT. (License in non-transferable, but Paragraph 10 entitled "general" states ;that agreement may not be assigned without prior written consent of IGT.)

                  61. Netware(R) Software Upgrade License. (License is non-transferable.)

                  62. Proprietary Game Lease and License Agreement, dated February 22, 2001, between Atlantic City Coin and Slot Service Company, Inc. and Fitzgeralds Casino, as amended on February 9, 2001.

                                CONTRACTS AMENDED

                  63. License Agreement, dated March 15, 2000, between Fitzgeralds Casino Tunica, Inc. and IGT for the use of IGT's E-Prom Program.

                  A(ii) CONSENT OR NOTIFICATION REQUIRED

                                 CONTRACTS ADDED

                  64. Service Plan Agreement, dated October 23, 2000, between VingCard, Inc. and Fitzgeralds Casino. (No assignment without the prior written consent of VingCard, Inc.)

                  65. IGT Software Maintenance Agreement, dated April 4, 1995, between IGT and Fitzgeralds Casino. (No assignment without the prior written consent of IGT.)

                  66. Memorandum of Agreement, dated February 9, 2001, between Brinks, Inc. and Fitzgeralds Mississippi, Inc. (No assignment without the prior written consent of Brinks, Inc.)

                  67. IGT Software License Agreement (CO 20748), between Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Tunica and IGT. (If Fitzgeralds sells or otherwise transfers an 80960 product to a third party, Fitzgeralds agrees to notify IGT in writing within 5 days of such transfer.)

                  68. Novell Network Software License Agreement. (License may not be transferred without permission of Novell.)

                                CONTRACTS DELETED

                  69. Mississippi Dollars Deluxe Progressive Agreement, dated July 5, 1995, by and between IGT and Polk Landing Entertainment Corporation.

                  (A)(iii) PURCHASER'S ASSUMPTION OF OBLIGATION REQUIRED

                                 CONTRACTS ADDED

                  70. Mississippi Jeopardy! Nickel Progressive Agreement (Corn. Order No. 72542), dated January 5, 2001, between IGT and Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Tunica and addendums dated February 22, 2001 (Purchaser may assume contract provided it assumes in writing all of Seller's obligations).

                  71. Multi-Game Agreement, dated January 15, 1999, between Anchor Coin, dba Anchor Games and Fitzgeralds Casino as amended by that certain Barcrest(TM) Appendix-Flat Lease, dated December 6, 2000, as amended by that certain Totem Pole(TM) Appendix Flat Lease, dated March 7, 2001, as amended by that certain I Dream of Jeannie(TM) Appendix Flat Lease dated February 7, 2001, as amended by that certain Big Wheel Appendix, dated February 7, 2001, as amended by that certain Totem Pole(TM) Appendix- Flat Lease, dated February 17, 1999, as amended by that certain I Dream of Jeannie Appendix- Flat Lease, dated June 1, 2001 between Anchor Games and Fitzgeralds Casino. (Purchaser may assume contract provided: (1) it assumes in writing all of Seller's obligations; (2) a copy of the assumption is provided to Anchor Coin; and (3) Seller has provided written notice of the potential assignment upon approval of Purchaser in Bankruptcy Court).

                  72. Non-Exclusive Revocable License Agreement "21 Madne$$", dated January 21, 1999, between Atlantic City Coin & Slot Service Company and Fitzgerald's Casino as modified by those certain Letter Addenda, dated February 22, 2001, April 20, 2001 and September 25, 2001. (Purchaser may assume contract provided it assumes in writing all of Seller's obligations).

                  73. Mississippi Wheel of Fortune Half Dollar Progressive Agreement (CO number 78253) dated May 2, 2001, between IGT and Fitzgeralds Tunica and Addendum. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  74. Mississippi-Austin Powers Rental and Servicing Agreement (CO number 82028) dated May 2, 2001, between IGT and Fitzgeralds Tunica and Addendum. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  75. Service Contract/Addendum for Chipper Champ Serial Number 1134, dated June 21, 2001, between TCS America, Inc. and Fitzgeralds Mississippi, Inc. Fitzgeralds may assign to purchaser who acquires all or substantially all assets, uses them for the operation of a casino and assumes in writing all of customer's obligations under the Contract. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  76. Service Contract/Addendum for 2 Winning Number Roulette Displays, dated June 21, 2001, between TCS America, Inc. and Fitzgeralds Mississippi, Inc. Fitzgeralds may assign to purchaser who acquires all or substantially all assets, uses them for the operation of a casino and assumes in writing all of customer's obligations under the Contract. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  77. Maintenance Agreement and Addendum, dated July 6, 2001, between Glory (USA) and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  78. Purchaser's Contract Agreement, dated April 12, 2001, between Fitzgeralds Mississippi, Inc. and the Legends of Doo Wop, through representation by T. Skorman Productions. (Fitzgeralds Mississippi, Inc. may assign to purchaser who acquires substantially all of its assets provided the assignee assigns in writing all of Fitzgeralds Mississippi, Inc.'s obligations.)

                  79. Wide Area Network Services, Product Description - Millionaire Sevens(TM) and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  80. Confidential Lease/Purchase Security Agreement and Addendum, dated June 7, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  81. Wide Area Network Services, Product Description - Blondie(TM) Link and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  82. Sign Lease Agreement and Addendum, dated July 1, 2001, between D.C. Parker, d.b.a. D.C. Partner Enterprises and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations, in writing.)

                  83. Agreement and Addendum (SO 15059), dated July 12, 2001, between WMS Gaming and Fitzgeralds Casino. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  84. SESAC Performance License for Restaurants, Nightclubs and Taverns and Addendum, dated August 14, 2001. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations).

                  85. Rooftop Space Agreement, dated April 25, 2001, between Fitzgeralds Las Vegas, Inc. and Valley Broadcasting Company d/b/a KVBC-TV. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations).

                  86. Bally Confidential Lease Purchase Security Agreement, dated August 4, 2001, between Fitzgeralds Casino Tunica and Bally Gaming, Inc. (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations).

                  87. Billboard Contract, dated July 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi, Inc. d/b/a Fitzgerald's Casino and Hotel Tunica. (Contract No. C82 1-09) (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations).

                  88. Billboard Contract, dated April 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi,, Inc. d/b/a Fitzgerald's Casino and Hotel Tunica. (Contract No. C82l-l6) (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations).

                  89. Billboard Contract, dated April 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi,, Inc. d/b/a Fitzgerald's Casino and Hotel Tunica. (Contract No. C82l-26) (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations).

                  90. Billboard Contract, dated April 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi,, Inc. d/b/a Fitzgerald's Casino and Hotel Tunica. (Contract No. C82l-25) (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations).

                  91. Billboard Contract, dated January 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi,, Inc. d/b/a Fitzgerald's Casino and Hotel Tunica. (Contract No. C82 1-21) (Agreement may be assigned provided purchaser acquires substantially all assets, uses them in the operation of a casino and assumes in writing all of Fitzgeralds' obligations).

                  92. Standard Licensing Agreement, dated September 17, 2001, between Griffin Investigations, Inc. and Fitzgeralds Mississippi, Inc. and Addendum. (Agreement may be assigned to purchaser that acquires all or substantially all assets of Seller and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations.)

                                CONTRACTS AMENDED

                  93. Playing Card Purchase Contract, dated February 27, 2001, between GEMACO Playing Card Company and Fitzgerald's Tunica. (No assignment without the prior written consent of Gemaco Playing Card Company.)

                                     AMENDED

                                  SCHEDULE 2.19

                         PARENT'S AND SELLERS' CONTRACTS

                    101 MAIN STREET LIMITED LIABILITY COMPANY

                  (i)(ii) BREACH OR DEFAULT

                                CONTRACTS DELETED

                  1. Loan and Security Agreement, dated October 29, 1998, by and between Fitzgeralds Gaming Corporation and Foothill Capital Corporation (Section 7.9).

                  (iii)(a) CONSENT REQUIRED

                                 CONTRACTS ADDED

                  2. Standard Form of Construction Agreement, dated December 27, 2000, between 101 Main Street Limited Liability Company and Restriction Corporation.

                  3. Abbreviated Standard Form of Agreement, between Architect and Owner, dated January 5, 2001, between 101 Main Street Limited Company and HNTB Corporation.

                  4. Colorado Austin Powers Participation Agreement (Coin. Order No. 82006), dated April 5, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT. (Agreement may not be assigned without prior written consent of IGT).

                  5. Colorado Addams Family Nickel Progressive Agreement (Corn. Order No. 71585), dated January 2, 2001, between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and LGT. (Agreement may not be assigned without prior written consent of IGT).

                  6. IGT - 50 Play Poker License Agreement (Corn Order No. 90211), between 101 Main Street Limited Liability Company d/b/a Fitzgeralds and IGT. (Agreement may not be assigned without the prior written consent of LGT).

                  7. Puzzle Pays Game Series Agreement, dated February 3, 2001, between WMS Gaming Inc. and Fitzgeralds Casino. (Agreement may not be assigned without the prior written consent of WMS).

                  8. Multi-Game Agreement, dated December 13, 1999, between Rocky Mountain Gaming Equipment and Fitzgeralds Casino with Minimum End User License Agreement and Appendix. (Agreement may not be assigned without the prior written consent of Rocky Mountain Gaming Equipment).

                  9. Proprietary Game Lease and License Agreement, dated August 22, 2001, between Atlantic City Coin & Slot Service Company, Inc. and Fitzgeralds Casino. (Agreement may not be assigned without the prior written consent of A.C. Coin).

                  10. Comdata ATM Debit Service Agreement, dated September 1, 1997, between Comdata network, Inc. d/b/a, Comdata Corporation and Fitzgeralds Gaming Corporation on behalf of 101 Main Street LLC (now on a month to month basis). (Agreement may not be assigned without prior written consent of Comdata).

                  11. Outdoor Display Advertising Agreement, dated December 23, 1998, between Innerwest Advertising Agency (advertising agent for 101 Main Street) and Rocky Mountain Outdoor Advertising Company. (If Advertiser's business is sold, Advertiser shall require successor to agree to discharge Advertiser's obligation, but Advertiser shall continue to be liable to Rocky Mountain Advertising for all obligations. Contract may be assigned by Advertiser with the prior written consent of Rocky Mountain Advertising).

                  12. Advertising Agreement and Addendum, dated March 16, 2001, between 101 Main dba Fitzgeralds Casino, Denver Newspaper Agency and Innerwest Advertising, as amended by Advertising Agreement and Addendum dated August 31, 2001. (Agreement shall not be assigned by Advertiser or Agency without the express written consent of Publisher.)

                  (iii)(c) PURCHASER'S ASSUMPTION OF OBLIGATION REQUIRED

                                 CONTRACTS ADDED

                  13. Non-Exclusive Revocable License Agreement for "Wheel of Madness" and Addendum, dated February 29, 2001, between A.C. Coin & Slot Service Co., and Fitzgeralds Black Hawk. (Agreement may be assigned to purchaser provided that purchaser acquires all or substantially all assets and assumes in writing all of Fitzgeralds' obligations).

                  14. Music Service Agreement, dated April 19, 2001, between Muzak, LLC and Fitzgeralds dba 101 Main. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  15. Carbon Dioxide Supply and Equipment Lease Agreement, effective March 13, 2001, between Praxair and Fitzgeralds Casino-Black Hawk and Addendum. (Fitzgeralds may assign without consent to any affiliate or party acquiring all or substantially all of the business assets if assignee assumed in writing the obligations of Fitzgeralds and written assumption is delivered to Praxair). (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  16. Monopoly Participation Agreement and Addendum, dated March 16, 2001, between Fitzgeralds Hotel and Casino and WMS Gaming, Inc. (Fitzgeralds may assign to person or entity that purchase all or substantially all of its assets and uses them for the operation of a casino, provided that: (I) the assignee assumes all of Fitzgeralds obligations in writing; (2) the Assignee has all the appropriate licenses; and (3) Fitzgeralds has provided written notice of any such potential assignment upon approval 6f purchase by the Bankruptcy Court.)

                  17. Commercial Services Agreement, dated July 28, 2001, between Acurid and Fitzgeralds Casino. (Fitzgeralds may assign to purchaser who acquires all or substantially all assets, uses them for the operation of a casino, and assumes in writing all of customer's obligations under the contract.)

                           FITZGERALDS LAS VEGAS. INC.

                  (i)(ii) BREACH OR DEFAULT

                                CONTRACTS DELETED

                  18. Lease Agreement-Building Systems, dated February 17, 1999, by and between Simplex Time Recorder Co. and Fitzgeralds Las Vegas, Inc. (Simplex may terminate agreement if FLVI leases to do business.)

                  19. License Agreement, dated September 11, 1995, between Holiday Inns Franchising, Inc. and Fitzgerald's Las Vegas, Inc.

                  20. Loan and Security Agreement, dated October 29, 1998, by and between Fitzgeralds Gaming Corporation and Foothill Capital Corporation (Section 7.9).

                  (iii)(a) CONSENT REQUIRED

                                 CONTRACTS ADDED

                  21. Master Lease Agreement, dated October 30, 2000, between Fitzgeralds Las Vegas, Inc. dba Fitzgeralds Casino/Hotel Las Vegas and IGT (Master Lease Agreement No. 103180).

                  22. Administrative Service Agreement, dated January 1, 2001, between Fitzgeralds Las Vegas, Inc. and Employers Unity. (Agreement contains no specific clause but agreement may not be modified unless modification is in writing and signed by both parties.)

                                CONTRACTS AMENDED

                  23. Service Agreement, dated September 1, 1999, between Williams Communications Solutions, LLC (now Nextira LLC) and Fitzgerald's Las Vegas Inc. and Addendum, as renewed by letter dated September 4, 2001.

                  24. Multi-Game Agreement, dated January 28, 1998, between Anchor Games(TM) and Fitzgerald's Las Vegas, Inc., d/b/a Fitzgerald's Casino Hotel, as modified by the following: that certain Video Wheel of Fortune(R) Participation Appendix-Nevada to Anchor Games(TM) MultiGame Agreement, dated October 15, 1999; (2) that certain Totem Pole(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated January 10, 2000, that certain Totem Pole(TM) Additional Equipment Addendum, dated August 23, 2000 (3) that certain Money Mine(TM) Appendix-Participation to Anchor Games(TM) Multi-Game Agreement, dated October 26, 1999; (4) that certain Pick-n-Pop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated January 6, 2000; (5) that certain I Dream of Jeannie(TM) Appendix - Lease/Participation to Anchor Games(TM) Multi-Game Agreement, dated October 12, 2000; (6) that certain Flip Flop(TM) Appendix-Flat Lease to Anchor Games(TM) Multi-Game Agreement, dated October 25, 2000; (7) that certain Big Wheel of Gold(TM) Appendix - Participation to Anchor

Games(TM) Multi-Game Agreement, dated November 10, 2000; (8) that certain Anchor Video conversion Kit Flat Lease Appendix, dated March 30, 2001 (6 Flip-Flop Gaming Devices); (9) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement (6 Pick-n-Pop gaming devices);
(10) that certain Barcrest Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001 (4 Barcrest Gaming Devices); (11) that certain 2nd Chance 7's(TM) Conversion Kit Flat Lease Appendix to Anchor Games(R) Multi-Game Agreement, dated March 30, 2001; (12) that certain Anchor Video Conversion Kit Flat Lease Appendix to Anchor Games(TM) Multi-Game Agreement, dated February 7, 2001; and (13) that certain Totem Pole Appendix - Participation, dated March 30, 2001 (6 Totem Pole gaming devices).

                  25. Lease Agreement-Building Systems, dated February 17, 1999, by and between Simplex Time Recorder Co. and Fitzgeralds Las Vegas, Inc., as amended by Letter dated August 8, 2000. (Prior written consent required for assignment).

                  26. Service Order and Agreement, dated April 28, 2000 between NextLink and Fitzgeralds Casino Hotel, Certificate of Insurance for NextLink and Building Access Agreement, dated May 17, 2000, between Gery R. Dohter, Georgia MaKeever, Jacqueline Trahan, Carolyn Pressman, the John 0. Kramer 1931 Trust and Telecommunications of Nevada, LLC, d/b/a NextLink Nevada (now X/O Communications) (unsigned), as renewed by Right of Entry and License Agreement, dated June 8, 2001, between X/O Communications and Fitzgeralds Las Vegas.

                  27. Playing Card Purchase Contract, dated February 27, 2001, between GEMACO Playing Card Company and Fitzgerald's Las Vegas, Inc. (No assignment without the prior written consent of Gemaco Playing Card Company.)

                  (iii)(c) PURCHASER'S ASSUMPTION OF OBLIGATION REQUIRED

                                 CONTRACTS ADDED

                  28. Transit Display Advertising Contract, dated February 9, 2001, between Regional Transportation Commission and Fitzgeralds Las Vegas, Inc. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  29. Advertising Space Lease Agreement, dated February 14, 2001, by and between The Fremont Street Experience Limited Liability Company and Fitzgeralds Casino/Holiday Inn Hotel (Block 1, Directory A, panel facing west). (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  30. Fremont Street Experience Sound and Light Show Sponsorship Agreement, dated February 8, 2001, between Fremont Street Experience LLC and Fitzgeralds Casino Holiday Inn. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  31. Standard License Agreement, dated January 9, 2001, between Griffin Investigations, Inc. and Fitzgeralds Las Vegas, Inc. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  32. Wide Area Network Services Agreement, dated January 18, 2001, between Bally Gaming, Inc. and Fitzgeralds Las Vegas, Inc. and Addendum (Blondie(TM) Link) as modified by that certain Agreement for Compliance, dated July 18, 2001, and that certain Hold Harmless Agreement, dated January 18, 2001. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds obligations).

                  33. Fremont Street Experience Sound and Light Show Sponsorship Agreement, dated February 8, 2001, between Fremont Street Experience LLC and Fitzgeralds Casino Holiday Inn. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  34. Data Storage and Service Agreement, dated January 29, 2001, between Fitzgeralds Casino and Arcus Data Security, Inc. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  35. Letter Agreement, dated November 9, 1995, between Coca-Cola Fountain and Fitzgeralds Las Vegas, Inc., as modified by letter dated January 22, 2001. (Agreement is now month to month). (In the event a third party acquires Fitzgeralds Las Vegas, Fitzgeralds Las Vegas shall cause the acquiring party to ratify the Agreement and assume all obligations.)

                  36. Lease Agreement, dated April 25, 2001, between Fitzgeralds Las Vegas and Dollar Rent A Car Systems, Inc. (Agreement may be assigned to purchaser provided that purchaser acquires substantially all assets and assumes in writing all of Fitzgeralds' obligations).

                  37. Service Agreement, dated April 20, 2001, between Flowers Plus Inc. and Fitzgeralds Las Vegas, Inc. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  38. Fremont Street Experience Sound and Light Show Sponsorship Agreement and Addendum, dated February 8, 2001, between Fitzgeralds Casino! Holiday Inn and Fremont Street Experience LLC, (7 p.m. show). (Agreement may be assigned to purchaser provided that purchaser acquires all or substantially all assets and assumes in writing all of Fitzgeralds' obligations).

                  39. Fremont Street Experience Sound and Light Show Sponsorship Agreement and Addendum, dated February 8, 2001, between Fitzgeralds Casino! Holiday Inn and Fremont Street Experience LLC, (10 p.m. show). (Agreement may be assigned to purchaser provided that purchaser acquires all or substantially all assets and assumes in writing all of Fitzgeralds' obligations).

                  40. Austin Powers Participation Agreement and Addendum, CO #80460, dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  41. Austin Powers Participation Agreement and Addendum, CO #80465, dated April 24, 2001, between IGT and Fitzgeralds Las Vegas, Inc. (Fitzgeralds may assign its rights and obligations provided the purchase acquires all or substantially all assets and uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  42. Space Lease Agreement, dated June 12, 2001, between Fitzgeralds Las Vegas, Inc. and Paramount Marketing Consultants, Inc. (Fitzgeralds may assign its rights and obligations provided the purchase acquires all or substantially all assets and uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  43. Agreement dated July 24, 2001 between The Stamp Vendor and Fitzgeralds Las Vegas Inc. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  44. Service Agreement and Addendum, dated June 1, 2001, between Fitzgeralds Las Vegas, Inc. dba Fitzgeralds Casino/Hotel and Complient. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  45. Subscriber Agreement and Addendum, dated July 1, 2001, between Promotions on Hold and Fitzgeralds Las Vegas, Inc. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  46. Rooftop Space Agreement, dated April 25, 2001, between Fitzgeralds Las Vegas, Inc. and Valley Broadcasting Company d/b/a KVBC-TV. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                                CONTRACTS AMENDED

                  47. Lease Agreement, dated January 15, 1998, between Fitzgeralds Las Vegas, Inc. and Motorola, Inc. (rooftop lease), as assumed by Pinnacle Towers, Inc. in that certain General Assignment, Bill of Sale and Assumption of Liabilities dated August 31, 1999. (FLVI does not need to obtain Pinnacle's consent; however, after the assignment, FLVI remains liable to Pinnacle for the performance of all terms and conditions of the lease).

                          FITZGERALDS MISSISSIPPI, INC.

                  (i)(ii) BREACH OR DEFAULT

                                 CONTRACTS ADDED

                  48. License and Maintenance Agreement, dated December 4, 2000, between Advanced Casino Systems Corporation and Fitzgeralds-Casino Tunica and Addendum to Agreement, dated December 4, 2000. (License is non-transferable.)

                  49. Software License Agreement, dated May 5, 1995, between Fitzgeralds Tunica and IGT. (License in non-transferable, but Paragraph 10 entitled "general" states that, agreement may not be assigned without prior written consent of LGT.)

                  50. Netware(R) Software Upgrade License. (License is non-transferable.)

                  51. Novell Network Software License Agreement. (License may not be transferred without permission of Novell.)

                                CONTRACTS DELETED

                  52. Loan and Security Agreement, dated October 29, 1998, by and between Fitzgeralds Gaming Corporation and Foothill Capital Corporation (Section 7.9).

                  (iii)(a) CONSENT REQUIRED

                                 CONTRACTS ADDED

                  53. Service Plan Agreement, dated November 20, 2000, between VingCard, Inc. and Fitzgeralds Casino.

                  (iii)(b) NOTIFICATION REQUIRED

                  54. IGT Software License Agreement (CO 20748), between Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Tunica and IGT. (If Fitzgeralds sells or otherwise transfers an 80960 product to a third party, Fitzgeralds agrees to notify IGT in writing within 5 days of such transfer.)

                  (iii)(c) PURCHASER'S ASSUMPTION OF OBLIGATION REQUIRED

                                 CONTRACTS ADDED

                  55. Mississippi Jeopardy! Nickel Progressive Agreement (Coin. Order No. 72542), dated January 5, 2001, between IGT and Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Tunica and addendums dated February 22, 2001 (Purchaser may assume contract provided it assumes in writing all of Seller's obligations). (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  56. Multi-Game Agreement, dated January 15, 1999, between Anchor Coin, dba Anchor Games and Fitzgeralds Casino as amended by that certain Barcrest(TM) Appendix-Flat Lease, dated December 6, 2000, as amended by that certain Totem Pole(TM) Appendix Flat Lease, dated March 7, 2001, as amended by that certain I Dream of Jeannie(TM) Appendix Flat Lease, dated February 7, 2001, as amended by that certain Big Wheel Appendix, dated February 7, 2001, as amended by that certain Totem Pole(TM) Appendix - Flat Lease, dated February 17, 1999, as amended by that certain I Dream of Jeannie Appendix - Flat Lease, dated June 1, 2001 between Anchor Games and Fitzgeralds Casino. (Purchaser may assume contract provided: (1) it assumes in writing all of Seller's obligations; (2) a copy of the assumption is provided to Anchor Coin; and (3) Seller has provided written notice of the potential assignment upon approval of Purchaser in Bankruptcy Court). (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  57. Proprietary Game Lease and License Agreement, dated February 22, 2001, between Atlantic City Coin and Slot Service Company, Inc. and Fitzgeralds Casino. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  58. Memorandum of Agreement, dated February 9, 2001, between Brinks, Inc. and Fitzgeralds Mississippi, Inc. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  59. Confidential Lease/Purchase Security Agreement and Addendum, dated June 7, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  60. Wide Area Network Services, Product Description - Millionaire Sevens(TM) and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  61. Wide Area Network Services, Product Description - Blondie(TM) Link and Addendum, dated June 26, 2001, between Bally Gaming, Inc. and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  62. Proprietary Game Lease and License Agreement, dated February 22, 2001, between Atlantic City Coin and Slot Service Company, Inc. and Fitzgeralds Casino, as amended on February 9, 2001. (Customer may assign the Agreement to any person or entity that purchases all or substantially all of its assets and uses the same for the operation of a casino, provided the assignee assumes in writing all of Customer's obligations under the Agreement. Upon any such assignment and assumption, Customer shall have no further obligations under the Agreement, other than for such obligations as may have accrued prior to the effective date of the assignment and assumption.)

                  63. Mississippi Wheel of Fortune Half Dollar Progressive Agreement (CO number 78253) dated May 2, 2001, between IGT and Fitzgeralds Tunica, and Addendum. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  64. Mississippi-Austin Powers Rental and Servicing Agreement (CO number 82028) dated May 2, 2001, between IGT and Fitzgeralds Tunica and Addendum. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that the assignee assumes in writing all of Fitzgeralds' obligations).

                  65. Purchaser's Contract Agreement, dated April 12, 2001, between Fitzgeralds Mississippi, Inc. and the Legends of Doo Wop, through representation by T. Skorman Productions. (Fitzgeralds Mississippi, Inc. may assign to purchaser who acquires substantially all of its assets provided the assignee assigns in writing all of Fitzgeralds Mississippi, Inc.'s obligations.)

                  66. Service Contract/Addendum for Chipper Champ Serial Number 1134, dated June 21, 2001, between TCS America, Inc. and Fitzgeralds Mississippi, Inc. Fitzgeralds may assign to purchaser who acquires all or substantially all assets, uses them for the operation of a casino and assumes in writing all of customer's obligations under the Contract. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  67. Service Contract/Addendum for 2 Winning Number Roulette Displays, dated June 21, 2001, between TCS America, Inc. and Fitzgeralds Mississippi, Inc. Fitzgeralds may assign to purchaser who acquires all or substantially all assets, uses them for the operation of a casino and assumes in writing all of customer's obligations under the Contract. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  68. Maintenance Agreement and Addendum, dated July 6, 2001, between Glory (USA) and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  69. Sign Lease Agreement and Addendum, dated July 1, 2001, between D.C. Parker, d.b.a. D.C. Partner Enterprises and Fitzgeralds Mississippi, Inc. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  55. Agreement and Addendum (SO 15059), dated July 12, 2001, between WMS Gaming and Fitzgeralds Casino. (Fitzgeralds may assign its rights and obligations provided the purchaser acquires all or substantially all assets, uses them in the operation of a casino and assumes all of Fitzgeralds' obligations in writing.)

                  56. SESAC Performance License for Restaurants, Nightclubs and Taverns and Addendum, dated August 14, 2001. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  57. Purchase Contract Agreement, dated June 5, 2001, between Fitzgeralds Mississippi, Inc. and Jerry Reed through representation by T. Skeroma Productions. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  58. Bally Confidential Lease/Purchase Agreement, dated August 4, 2001, between Fitzgeralds Casino Tunica and Bally Gaming, Inc. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  59. Billboard Contract, dated July 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Hotel and Casino Tunica (Contract no. C82 1-09). (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  60. Billboard Contract, dated April 1, 2001, between Sanlyn Outdoor Advertising Inc. and Fitzgeralds Mississippi d/b/a Fitzgeralds Hotel & Casino Tunica (Contract No. C82-25). (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  61. Billboard Contract, dated April 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Hotel and Casino Tunica (Contract no. C821-16). (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  62. Billboard Contract, dated April 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Hotel and Casino Tunica (Contract no. C821-26). (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  63. Billboard Contract, dated January 1, 2001, between Sanlyn Outdoor Advertising, Inc. and Fitzgeralds Mississippi, Inc. d/b/a Fitzgeralds Hotel and Casino Tunica (Contract no. C821-21). (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).

                  64. Standard Licensing Agreement, dated September 17, 2001, between Griffin Investigations, Inc. and Fitzgeralds Mississippi, Inc. and Addendum. (Agreement may be assigned to purchaser that acquires all or substantially all assets of Seller and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations.)

                  65. Non-Exclusive Revocable License Agreement "21Madne$$", dated January 21, 1999, between Atlantic City Coin & Slot Service Company and Fitzgerald's Casino as modified by those certain Letter Addenda, dated February 22, 2001, April 20, 2001 and September 25, 2001. (Agreement may be assigned to purchaser that acquires substantially all assets and uses them in the operation of a casino, provided that assignee assumes in writing all of Fitzgeralds' obligations).



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


                                     AMENDED

                                  SCHEDULE 6.05

                              THIRD PARTY CONSENTS

                          FITZGERALDS MISSISSIPPI, INC.

                                CONTRACTS AMENDED

                  1. IGT Software Maintenance Agreement, dated May 5, 1995 between Fitzgeralds Tunica and IGT.



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